As filed with the Securities and Exchange Commission on January 5, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21167

NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti
Chief Executive Officer and President
Neuberger Berman California Intermediate Municipal Fund Inc.
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York  10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2011

Date of reporting period: October 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Neuberger Berman
Intermediate Municipal
Closed-End Funds

Neuberger Berman California Intermediate Municipal Fund Inc.

Neuberger Berman Intermediate Municipal Fund Inc.

Neuberger Berman New York Intermediate Municipal Fund Inc.

Annual Report

October 31, 2011

Contents

PRESIDENT'S LETTER	1

PORTFOLIO COMMENTARIES

California Intermediate Municipal Fund Inc.	2

Intermediate Municipal Fund Inc.	2

New York Intermediate Municipal Fund Inc.	2

SCHEDULES OF INVESTMENTS

California Intermediate Municipal Fund Inc.	6

Intermediate Municipal Fund Inc.	10

New York Intermediate Municipal Fund Inc.	18

FINANCIAL STATEMENTS	24

FINANCIAL HIGHLIGHTS/PER SHARE DATA

California Intermediate Municipal Fund Inc.	36

Intermediate Municipal Fund Inc.	37

New York Intermediate Municipal Fund Inc.	38

Report of Independent Registered Public Accounting Firm	40

Distribution Reinvestment Plan	41

Directory	43

Directors and Officers	44

Proxy Voting Policies and Procedures	54

Quarterly Portfolio Schedule	54

Notice to Shareholders	54

Market Conditions	54

Report of Votes of Shareholders	56

Board Consideration of the Management and Sub-Advisory Agreements	58

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2011 Neuberger Berman Management LLC. All rights reserved.

President's Letter (Unaudited)

Dear Shareholder,

I am pleased to present this annual report for the Neuberger Berman Intermediate Municipal Closed-End Funds for the 12 months ended October 31, 2011. The report includes portfolio commentaries, listings of the Funds' investments, and their audited financial statements for the reporting period.

Each Fund's investment objective is to provide a high level of current income exempt from regular federal income tax and, for each state-specific Fund, a high level of current income exempt from that state's personal income taxes (and, in the case of the New York Fund, New York City personal income tax).

We generally invest in intermediate-term municipal bonds because our experience and research indicate strongly that this maturity range has historically offered the best risk/reward profile on the yield curve, providing much of the return of longer-term bonds with less volatility and risk. We believe that our conservative investment philosophy and disciplined investment process will benefit you with superior tax-exempt current income over the long term.

In addition, I would like to provide an update on the Funds' tender offer activities. In February 2009, each Fund's Board of Directors authorized a tender offer program consisting of up to four tender offers over a two-year period. Under each program, if a Fund's common shares trade at an average daily discount to net asset value per share ("NAV") of greater than 10% during a 12-week measurement period, the Fund would conduct a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV determined on the day the tender offer expires. As part of the program, and to offset expenses associated with the tender offers, Neuberger Berman Management LLC agreed to voluntarily extend the management fee waivers then in place for each Fund for one year.

During the reporting period, the Funds conducted their third and fourth 12-week measurement periods. In both cases, each of the Funds traded at an average daily discount to NAV of less than 10% and, accordingly, was not required to conduct tender offers.

Thank you for your confidence in the Funds. We will continue to do our best to earn your trust in the years to come.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman California Intermediate Municipal Fund Inc.
Neuberger Berman Intermediate Municipal Fund Inc.
Neuberger Berman New York Intermediate Municipal Fund Inc.

Neuberger Berman Intermediate Municipal Closed-End Funds Portfolio Commentaries (Unaudited)

For the 12 months ended October 31, 2011, on a net asset value ("NAV") basis, all three of the Neuberger Berman Intermediate Municipal Closed-End Funds posted positive returns. Neuberger Berman Intermediate Municipal Fund outperformed the Barclays Capital 10-Year Municipal Bond Index, whereas Neuberger Berman New York Intermediate Municipal Fund and Neuberger Berman California Intermediate Municipal Fund lagged the Barclays Capital 10-Year Municipal Bond Index during the reporting period.

After posting very weak results during the first three months of the Funds' fiscal year, the municipal market then rebounded and generated positive returns during seven of the last nine months of the reporting period. A number of issues initially caused the municipal market to perform poorly. These included rising interest rates given expectations for improving economic growth, a large increase in issuance of Build America Bonds at the end of 2010 and weak demand due to fears of substantially higher municipal defaults. The municipal market then strengthened as an increase in defaults never materialized, tax revenues increased and a number of states took actions to reduce spending and shore up their budgets. In addition, new issuance fell sharply and demand increased as investors were drawn to the relatively attractive yields offered by many municipal securities. The market also was a beneficiary of the flight to quality that occurred toward the end of the period.

The Funds' yield curve positioning detracted from results during the reporting period. Throughout the period, we utilized a barbell approach (investing in shorter and longer maturities). In contrast, the benchmark is concentrated in the eight- to 12-year portion of the curve, which was among the best-performing portions of the municipal yield curve.

The Funds maintained a lower quality than that of the benchmark in an attempt to generate incremental yield. This was not rewarded in the 12- to 14-year portion of the municipal yield curve as higher quality bonds outperformed lower quality securities. This strategy was successful in the two- to three-year portion of the yield curve where lower quality bonds outperformed.

From a sector perspective, the Funds' underweight to tobacco bonds (municipal bonds secured by tobacco settlement payments) contributed positively to relative performance as they lagged the benchmark.

Several minor adjustments were made to portfolio allocation during the reporting period. For example, we added to the Funds' allocation in the airport and education sectors, both of which offered what we believe are attractive yields.

While certain economic and credit challenges remain, overall, we have a positive outlook for the municipal market. The municipal yield curve remains steep from a historical perspective and, in our view, supply should remain fairly muted in 2012. In addition, municipal bonds are attractively valued versus their U.S. Treasury counterparts. While a number of macro uncertainties could negatively impact investor sentiment at times, we expect demand to remain generally solid given what we feel will be a slow growth/low interest rate environment. While we do not anticipate a double-dip scenario, further economic softening or higher-than-expected inflation could impact the municipal market. Should the economy stumble, tax revenues would decline and put additional strains on municipalities that are still repairing their budgets following the lengthy recession. In terms of inflation, we expect it to be relatively benign. That being said, given the Federal Reserve's accommodative policies and the potential for a third round of quantitative easing, higher inflation and, by extension, higher interest rates, cannot be ruled out.

Sincerely,

James L. Iselin and S. Blake Miller
Portfolio Co-Managers

TICKER SYMBOLS
California Intermediate Municipal Fund	NBW
Intermediate Municipal Fund	NBH
New York Intermediate Municipal Fund	NBO

PERFORMANCE HIGHLIGHTS1,2
	Inception	Average Annual Total Return Ended 10/31/201
NAV3,5	Date	1 Year	5 Years	Life of Fund
California Intermediate Municipal Fund	09/24/2002	4.77%	5.63%	6.07%
Intermediate Municipal Fund	09/24/2002	5.51%	5.49%	6.04%
New York Intermediate Municipal Fund	09/24/2002	3.25%	5.18%	5.67%
Market Price4,5
California Intermediate Municipal Fund	09/24/2002	6.75%	5.55%	5.22%
Intermediate Municipal Fund	09/24/2002	5.71%	6.34%	5.42%
New York Intermediate Municipal Fund	09/24/2002	-2.61%	4.22%	4.54%

Closed-end funds, unlike open-end funds, are not continually offered. There is an initial public offering and, once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the Funds are subject to change. Investment return will fluctuate. Performance data quoted represent past performance and do not indicate future results.

CALIFORNIA INTERMEDIATE MUNICIPAL FUND PORTFOLIO
(as a % of Total Investments)
Arizona	0.5%
California	83.9
Guam	2.1
Illinois	0.9
Massachusetts	0.7
Nevada	0.8
New York	1.1
Pennsylvania	1.9
Puerto Rico	6.8
Texas	1.3
Total	100.0%

NEW YORK INTERMEDIATE MUNICIPAL FUND PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Investments)
Arizona	0.4%
California	2.6
Guam	2.3
Illinois	0.7
Massachusetts	0.8
Nevada	1.0
New York	84.8
Pennsylvania	1.4
Puerto Rico	4.7
Texas	1.3
Total	100.0%

INTERMEDIATE MUNICIPAL FUND PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Investments)
Alabama	1.3%
Arizona	5.1
California	12.4
Colorado	3.2
District of Columbia	0.7
Florida	1.0
Georgia	1.7
Guam	1.6
Hawaii	2.2
Illinois	8.9
Indiana	5.2
Iowa	2.5
Kentucky	0.5
Louisiana	0.3
Maryland	0.2
Massachusetts	5.0
Michigan	2.2
Minnesota	2.1
Mississippi	1.0
Missouri	3.7
Nevada	2.3
New Hampshire	1.8
New Jersey	1.7
New York	5.1
North Carolina	1.5
North Dakota	0.9
Ohio	1.5
Oregon	0.0
Other	0.5
Pennsylvania	2.8
Puerto Rico	0.2
South Carolina	0.7
Tennessee	1.4
Texas	7.3
Utah	1.4
Virginia	0.6
Washington	4.2
West Virginia	0.3
Wisconsin	3.9
Wyoming	1.1
Total	100.0%

Endnotes (Unaudited)

1
Neuberger Berman Management LLC ("Management") has contractually agreed to waive a portion of the management fees that it is entitled to receive from each Fund. Each contractual undertaking lasted until October 31, 2011. Management has voluntarily extended these waivers for one year until October 31, 2012. Please see the notes to the financial statements for specific information regarding the rate of the management fees waived by Management. Absent such a waiver, the performance of each Fund would be lower.

2	Performance data current to the most recent month-end are available at www.nb.com.

3	Returns based on the net asset value ("NAV") of each Fund.

4	Returns based on the market price of Fund shares on the NYSE Amex.

5	A portion of the income from each Fund may be a tax preference item for purposes of the Federal Alternative Minimum Tax for certain investors.

Glossary of Indices (Unaudited)

Barclays Capital 10-Year Municipal Bond Index:
An unmanaged index that is the 10-year (8-12) component of the Barclays Capital Municipal Bond Index, which is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade, have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all income dividends and distributions. The Funds may invest in securities not included in the index.

Schedule of Investments California Intermediate Municipal Fund Inc.

PRINCIPAL AMOUNT	SECURITY	VALUE†

(000's omitted)		(000's omitted)z

Arizona (0.9%)
$ 750	Verrado Comm. Fac. Dist. Number 1 G.O., Ser. 2003, 6.15%, due 7/15/17	$726

California (139.2%)
600	Abag Fin. Au. Rev. (San Diego Hosp. Assoc.), Ser. 2003-C, 5.13%, due 3/1/18	622	ß
1,250	Alameda Co. Cert. of Participation Ref. Rev., Ser. 2001-A,	1,265
	(National Public Finance Guarantee Corp. Insured), 5.38%, due 12/1/17
1,285	Bay Area Gov't Assoc. BART SFO Extension Rev. (Arpt. Premium Fare), Ser. 2002-A,	1,231
	(AMBAC Insured), 5.00%, due 8/1/21
1,750	California Ed. Fac. Au. Ref. Rev. (Stanford Univ.), Ser. 2001-R, 5.00%, due 11/1/21	1,750	ß
500	California Ed. Fac. Au. Rev. (Scripps College), Ser. 2007,	560	ß
	(National Public Finance Guarantee Corp. Insured), 5.00%, due 11/1/15
2,000	California HFA Home Mtge. Rev., Ser. 2006-E, (FGIC Insured), 4.88%, due 2/1/17	2,013
1,185	California HFA Home Mtge. Rev., Ser. 2007-E, 5.00%, due 2/1/42	1,169
2,000	California Hlth. Fac. Fin. Au. Rev. (Catholic Healthcare West), Ser. 2004-I,	2,163	µß
	4.95%, due 7/1/26 Putable 7/1/14
2,000	California Hlth. Fac. Fin. Au. Rev. (Catholic Healthcare West), Ser. 2009-C,	2,057	µß
	5.00%, due 7/1/37 Putable 7/2/12
2,000	California Hlth. Fac. Fin. Au. Rev. (Cedars-Sinai Med. Ctr.), Ser. 2005, 5.00%, due 11/15/21	2,091	ß
790	California Infrastructure & Econ. Dev. Bank Rev. (J. Paul Getty), Ser. 2004-B, 0.10%, due 10/1/23	790	µß
1,000	California Infrastructure & Econ. Dev. Bank Rev. (J. Paul Getty), Ser. 2007-A2, 0.09%, due 10/1/47	1,000	µß
1,000	California Infrastructure & Econ. Dev. Bank St. Sch. Fund Apportionment Lease Revenue Bonds	1,002
	(King City Joint Union High Sch. Dist. Fin.), Ser. 2010, 5.13%, due 8/15/24
500	California Muni. Fin. Au. Ed. Rev. (American Heritage Ed. Foundation Proj.), Ser. 2006-A,	514
	5.00%, due 6/1/16
1,040	California Muni. Fin. Au. Rev. (Loma Linda Univ.), Ser. 2007, 5.00%, due 4/1/21	1,104	ß
600	California Muni. Fin. Au. Rev. (Southwestern Law Sch.), Ser. 2011, 6.00%, due 11/1/26	601
2,500	California St. Dept. of Wtr. Res. Pwr. Supply Rev., Ser. 2002-A,	2,593
	5.75%, due 5/1/17 Pre-Refunded 5/1/12
2,250	California St. G.O., Ser. 2002, 5.00%, due 10/1/17	2,322
1,095	California St. Pub. Works Board Lease Rev. (California Comm. Colleges), Ser. 2004-B,	1,151
	5.50%, due 6/1/20
1,000	California St. Pub. Works Board Lease Rev. (Dept. of Gen. Svc.) (Cap. East End), Ser. 2002-A,	1,042
	(AMBAC Insured), 5.25%, due 12/1/16
2,000	California Statewide CDA Cert. of Participation Rev. (Children's Hosp. Los Angeles), Ser. 1999,	2,000	ß
	5.13%, due 8/15/19
1,180	California Statewide CDA Cert. of Participation Rev. (The Internext Group), Ser. 1999,	1,181	ß
	5.38%, due 4/1/17
1,000	California Statewide CDA Hlth. Fac. Rev. (Adventist Hlth.), Ser. 2005-A, 5.00%, due 3/1/20	1,036	ß
5,000	California Statewide CDA Hlth. Fac. Rev. (Mem. Hlth. Svcs.), Ser. 2003-A, 6.00%, due 10/1/16	5,303	ß
1,325	California Statewide CDA Rev. (California Baptist Univ.), Ser. 2007-A, 5.30%, due 11/1/18	1,405	ß
1,000	California Statewide CDA Rev. (Daughters of Charity Hlth.), Ser. 2005-G, 5.00%, due 7/1/22	953	ß
1,255	California Statewide CDA Rev. (Sr. Living So. California Presbyterian Homes), Ser. 2009,	1,359	ß
	6.25%, due 11/15/19
1,500	California Statewide CDA Rev. (St. Joseph Hlth. Sys.), Ser. 2000,	1,581	ß
	(National Public Finance Guarantee Corp. Insured), 5.13%, due 7/1/24
355	California Statewide CDA Rev. (Valley Care Hlth. Sys.), Ser. 2007-A, 4.80%, due 7/15/17	352	ß
1,500	Compton Unified Sch. Dist. Ref. G.O. (Election 2002), Ser. 2006-D,	1,395
	(AMBAC Insured), 0.00%, due 6/1/14
1,365	Daly City Hsg. Dev. Fin. Agcy. Rev. Ref. (Franciscan Mobile Home Park), Ser. 2007-A,	1,327	ß
	5.00%, due 12/15/21
820	Folsom Pub. Fin. Au. Spec. Tax Rev., Ser. 2007-B, 4.40%, due 9/1/12	829
250	Folsom Pub. Fin. Au. Spec. Tax Rev., Ser. 2007-B, 4.40%, due 9/1/13	255
2,000	Fresno Joint Pwr. Fin. Au. Lease Rev. (Master Lease Proj.), Ser. 2008-A, (Assured Guaranty Insured),	2,105
	5.00%, due 4/1/23
1,000	Fresno Unified Sch. Dist. Ref. G.O., Ser. 2002-A, (National Public Finance Guarantee Corp. Insured),	1,147
	6.00%, due 2/1/17

See Notes to Schedule of Investments

Schedule of Investments California Intermediate Municipal Fund Inc. (cont'd)

PRINCIPAL AMOUNT	SECURITY	VALUE†

(000's omitted)		(000's omitted)z

$2,835	Glendale Redev. Agcy. Tax Allocation Rev. (Central Glendale Redev. Proj.), Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.00%, due 12/1/16	$2,892
2,480	Glendale Redev. Agcy. Tax Allocation Rev. (Central Glendale Redev. Proj.), Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.25%, due 12/1/17	2,530
2,000	Glendale Redev. Agcy. Tax Allocation Rev. (Central Glendale Redev. Proj.), Ser. 2010, 5.50%, due 12/1/24	2,016
1,000	Imperial Comm. College Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-A, (AGM Insured), 0.00%, due 8/1/40	901	h
1,500	Inglewood Pub. Fin. Au. Ref. Rev., Ser. 1999-A, (AMBAC Insured) 5.63%, due 8/1/15	1,505
440	Long Beach Fin. Au. Rev., Ser. 1992, (AMBAC Insured), 6.00%, due 11/1/17	465
4,000	Los Angeles Dept. of Arpts. Rev. (Los Angeles Int'l Arpt.), Ser. 2002-A, (National Public Finance Guarantee Corp. Insured), 5.25%, due 5/15/18	4,072
1,045	Marin Co. Muni. Wtr. Dist. Wtr. Ref. Rev., Ser. 2002, (AMBAC Insured), 5.00%, due 7/1/17	1,066
2,900	Metro. Wtr. Dist. So. California Waterworks Rev., Ser. 2000-B3, (LOC: Wells Fargo Bank NA), 0.10%, due 7/1/35	2,900	µ
1,070	Mill Valley Sch. Dist. G.O. Cap. Appreciation, Ser. 1994-A, 0.00%, due 8/1/19	796
1,000	Mountain House Pub. Fin. Au. Utils. Sys. Rev., Ser. 2007, 5.00%, due 12/1/22	986
535	Nevada & Placer Cos. Irrigation Dist. Cert. of Participation Rev., Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.00%, due 1/1/16	548
565	Nevada & Placer Cos. Irrigation Dist. Cert. of Participation Rev., Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.00%, due 1/1/17	578
500	Northstar Comm. Svcs. Dist. Spec. Tax (Comm. Facs. Dist. Number 1), Ser. 2006, 4.70%, due 9/1/18	370
500	Northstar Comm. Svcs. Dist. Spec. Tax (Comm. Facs. Dist. Number 1), Ser. 2006, 4.75%, due 9/1/19	360
1,045	Oakland G.O., Ser. 2002-A, (National Public Finance Guarantee Corp. Insured), 5.00%, due 1/15/15	1,053
1,210	Oakland G.O., Ser. 2002-A, (National Public Finance Guarantee Corp. Insured), 5.00%, due 1/15/18	1,217
605	Oakland Redev. Agcy. Rev. (Coliseum Area Redev. Proj.), Ser. 2003, 5.00%, due 9/1/16 Pre-Refunded 3/1/13	640
635	Oakland Redev. Agcy. Rev. (Coliseum Area Redev. Proj.), Ser. 2003, 5.00%, due 9/1/17 Pre-Refunded 3/1/13	672
1,290	Oakland Redev. Agcy. Sub. Tax Allocation Rev. (Central Dist. Redev. Proj.), Ser. 2003, (National Public Finance Guarantee Corp. Insured), 5.50%, due 9/1/17	1,304
1,445	Oceanside Cert. of Participation Ref. Rev., Ser. 2003-A, (AMBAC Insured), 5.25%, due 4/1/14	1,515
1,500	Pico Rivera Pub. Fin. Au. Lease Rev., Ser. 2009, 4.75%, due 9/1/25	1,532
3,890	Port of Oakland Ref. Rev., Ser. 2002-N, (National Public Finance Guarantee Corp. Insured), 5.00%, due 11/1/13	4,038
440	Roseville Stone Point Comm. Fac. Dist. Number 1 Special Tax Rev., Ser. 2003, 5.70%, due 9/1/17	441
1,000	Sacramento City Fin. Au. Ref. Rev. (Master Lease Prog. Facs.), Ser. 2006-E, (AMBAC Insured), 5.25%, due 12/1/24	1,103
2,600	Sacramento Muni. Utils. Dist. Elec. Rev., Ser. 1997-K, (AMBAC Insured), 5.70%, due 7/1/17	3,046
1,350	San Bernardino Comm. College Dist. G.O. (Election 2002), Ser. 2008-A, 6.25%, due 8/1/24	1,569
400	San Diego Pub. Facs. Fin. Au. Lease Rev. (Ballpark), Ser. 2007-A, (AMBAC Insured), 5.25%, due 2/15/19	431
830	San Diego Redev. Agcy. Sub. Parking Rev. (Centre City Redev. Proj.), Ser. 2003-B, 4.80%, due 9/1/15	830
820	San Diego Redev. Agcy. Sub. Parking Rev. (Centre City Redev. Proj.), Ser. 2003-B, 4.90%, due 9/1/16	820
2,000	San Diego Unified Sch. Dist. G.O. (Election 1998), Ser. 2002-D, (FGIC Insured), 5.25%, due 7/1/21	2,080
1,000	San Francisco City & Co. Arpts. Commission Int'l. Ref. Rev., Ser. 2009-C2, 5.00%, due 5/1/21	1,109
2,115	San Francisco City & Co. Redev. Fin. Au. Tax Allocation (San Francisco Redev. Proj.), Ser. 2003-B, (National Public Finance Guarantee Corp. Insured), 5.25%, due 8/1/18	2,200
1,615	San Jose Arpt. Ref. Rev., Ser. 2003-B, (AGM Insured), 5.00%, due 3/1/12	1,638
925	San Jose Multi-Family Hsg. Rev. (Fallen Leaves Apts. Proj.), Ser. 2002-J1, (AMBAC Insured), 4.95%, due 12/1/22	868	ß
1,900	San Jose Redev. Agcy. Tax Allocation Ref. (Merged Area Redev. Proj.), Ser. 2006-D, (AMBAC Insured), 5.00%, due 8/1/18	1,883
1,060	San Jose Redev. Agcy. Tax Allocation Ref. (Merged Area Redev. Proj.), Ser. 2006-D, (AMBAC Insured), 5.00%, due 8/1/21	1,026
1,000	San Mateo Union High Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-A, 0.00%, due 9/1/25	456
1,000	San Rafael City High Sch. Dist. G.O. Cap. Appreciation (Election 2002), Ser. 2004-B, (National Public Finance Guarantee Corp. Insured), 0.00%, due 8/1/18	780
1,390	San Rafael Redev. Agcy. Tax Allocation Ref. (Central San Rafael Redev. Proj.), Ser. 2009, (Assured Guaranty Insured), 5.00%, due 12/1/21	1,534

See Notes to Schedule of Investments

Schedule of Investments California Intermediate Municipal Fund Inc. (cont'd)

PRINCIPAL AMOUNT	SECURITY	VALUE†

(000's omitted)		(000's omitted)z

$1,620	Santa Clara Co. Fremont Union High Sch. Dist. G.O. (Election 1998), Ser. 2002-C, (AGM Insured), 5.00%, due 9/1/20 Pre-Refunded 9/1/12	$1,683
485	Santa Maria Bonita Sch. Dist. Cert. of Participation (Cap. Imp. & Ref. Proj.), Ser. 1998, (National Public Finance Guarantee Corp. Insured), 5.00%, due 3/1/14	487
525	Sierra View Local Hlth. Care Dist. Rev., Ser. 2007, 4.40%, due 7/1/13	539
505	Sierra View Local Hlth. Care Dist. Rev., Ser. 2007, 4.50%, due 7/1/14	523
560	South Gate Pub. Fin. Au. Tax Allocation Rev. (South Gate Redev. Proj. Number 1), Ser. 2002, (XLCA Insured), 5.00%, due 9/1/16	569
1,500	Sulphur Springs Union Sch. Dist. Cert. of Participation (Cap. Appreciation), Ser. 2010,	1,306	c
1,250	Sunnyvale Sch. Dist. G.O. (Election 2004), Ser. 2005-A, (AGM Insured), 5.00%, due 9/1/21	1,336
1,300	Tulare Local Hlth. Care Dist., Ser. 2007, 5.00%, due 11/1/20	1,304
3,000	Victor Valley Comm. College Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2009-C, 0.00%, due 8/1/37	2,055	i
2,250	Wiseburn Sch. Dist. G.O. Cap Appreciation (Election 2010), Ser. 2011-B, (AGM Insured), 0.00%, due 8/1/36	917	j

		115,757

Guam (3.5%)
1,110	Guam Gov't Hotel Occupancy Tax Rev., Ser. 2011-A, 5.25%, due 11/1/18	1,172
700	Guam Gov't Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2005, 5.50%, due 7/1/16	731
1,000	Guam Gov't Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2010, 5.25%, due 7/1/25	978

		2,881

Illinois (1.6%)
815	Bartlett Tax Increment Ref. Rev. (Quarry Redev. Proj.), Ser. 2007, 5.35%, due 1/1/17	794
500	Illinois Fin. Au. Rev. (Navistar Int'l Rec. Zone Fac.), Ser. 2010, 6.50%, due 10/15/40	515	ß

		1,309

Massachusetts (1.2%)
1,000	Massachusetts St. HFA Rev., Ser. 2010-C, 5.00%, due 12/1/30	975

Nevada (1.4%)
1,000	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	1,129

New York (1.8%)
1,000	Nassau Co. IDA Continuing Care Retirement (The Amsterdam Harborside), Ser. 2007-A, 5.88%, due 1/1/18	1,019	ß
500	New York City IDA Liberty Rev. (7 World Trade Ctr., LLC Proj.), Ser. 2005-A, 6.25%, due 3/1/15	503	ß

		1,522

Pennsylvania (3.2%)
1,000	Cumberland Co. West Shore Area Au. Hosp. Rev. (Holy Spirit Hosp. of the Sisters of Christian Charity Proj.), Ser. 2001, 6.00%, due 1/1/18 Pre-Refunded 1/1/12	1,009	ß
2,000	Pennsylvania St. Turnpike Commission Turnpike Rev. (Cap. Appreciation), Subser. 2010-B2, 0.00%, due 12/1/34	1,665	b
		2,674

Puerto Rico (11.2%)
1,500	Puerto Rico Elec. Pwr. Au. Ref. Rev., Ser. 2007-VV, 5.50%, due 7/1/20	1,662
1,000	Puerto Rico Elec. Pwr. Au. Rev., Ser. 2010-XX, 5.25%, due 7/1/35	1,006
1,000	Puerto Rico Ind., Tourist, Ed., Med. & Env. Ctrl. Fac. Rev. (Polytechnic Univ. of Puerto Rico Proj.), Ser. 2002-A, (ACA Insured), 5.25%, due 8/1/15	1,012	ß

See Notes to Schedule of Investments

Schedule of Investments California Intermediate Municipal Fund Inc. (cont'd)

PRINCIPAL AMOUNT	SECURITY	VALUE†

(000's omitted)		(000's omitted)z

$3,000	Puerto Rico Muni. Fin. Agcy. Rev., Ser. 2002-A, (AGM Insured), 5.25%, due 8/1/17	$3,061
1,000	Puerto Rico Muni. Fin. Agcy. Rev., Ser. 2002-A, (AGM Insured), 5.25%, due 8/1/21	1,013
1,500	Puerto Rico Sales Tax Fin. Corp. Rev., Subser. 2009-A, 5.00%, due 8/1/24	1,590

		9,344

Texas (2.0%)
1,750	Love Field Arpt. Modernization Corp. Spec. Fac. Rev. (Southwest Airlines Co. Proj.), Ser. 2010, 5.25%, due 11/1/40	1,665	ß

Total Investments (166.0%) (Cost $134,921)		137,982	##

Cash, receivables and other assets, less liabilities (5.0%)		4,145

Liquidation Value of Auction Market Preferred Shares [(71.0%)]		(59,000)

Total Net Assets Applicable to Common Shareholders (100.0%)		$83,127

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc.
PRINCIPAL AMOUNT	SECURITY	VALUE†

(000's omitted)		(000's omitted)z

Alabama (2.1%)
$1,500	Courtland IDB Solid Waste Disp. Rev. (Champion Int'l Corp. Proj.), Ser. 1999, 6.00%, due 8/1/29	$1,500	ß
4,210	DCH Hlth. Care Au. Hlth. Care Fac. Rev., Ser. 2002, 5.25%, due 6/1/14	4,306

		5,806

Arizona (8.3%)
1,465	Arizona Energy Management Svcs. (Main) LLC Energy Conservation Rev. (Arizona St. Univ. Proj.-Main Campus), Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.25%, due 7/1/17	1,501	ß
5,000	Arizona Sch. Fac. Board Cert. of Participation, Ser. 2008, (Assured Guaranty Insured), 5.13%, due 9/1/21	5,505
2,265	Arizona Wtr. Infrastructure Fin. Au. Rev. (Wtr. Quality), Ser. 2008-A, 5.00%, due 10/1/22	2,601
5,870	Mohave Co. Ind. Dev. Au. Correctional Fac. Contract Rev. (Mohave Prison LLC Expansion Proj.), Ser. 2008, 7.50%, due 5/1/19	6,538	ß
1,840	Pinal Co. Cert. of Participation, Ser. 2004, 5.25%, due 12/1/18	1,946
1,155	Pinal Co. Cert. of Participation, Ser. 2004, 5.25%, due 12/1/22	1,195
1,750	Verrado Comm. Fac. Dist. Number 1 G.O., Ser. 2003, 6.15%, due 7/15/17	1,695
2,325	Verrado Comm. Fac. Dist. Number 1 G.O., Ser. 2006, 5.05%, due 7/15/18	2,074

		23,055

California (20.2%)
1,775	California HFA Rev. (Home Mtge.), Ser. 2007-E, 5.00%, due 2/1/42	1,750
2,250	California Hlth. Fac. Fin. Au. Rev. (Cedars-Sinai Med. Ctr.), Ser. 2009, 5.00%, due 8/15/39	2,213	ß
1,725	California Infrastructure & Econ. Dev. Bank St. Sch. Fund (King City Joint Union High Sch.), Ser. 2010, 5.13%, due 8/15/24	1,728
1,955	California St. G.O., Ser. 2003, (AMBAC Insured), 5.00%, due 2/1/27	2,095
1,685	California St. G.O., Ser. 2007, (XLCA Insured), 4.50%, due 8/1/27	1,705
1,845	California St. G.O., Ser. 2005, 5.00%, due 3/1/19	1,983
1,500	California St. Pub. Works Board Lease Rev. (Dept. of Gen. Svcs. Cap East End), Ser. 2002-A, (AMBAC Insured), 5.25%, due 12/1/17	1,557
4,000	California St. Var. Purp. G.O., Ser. 2009, 5.63%, due 4/1/25	4,487
1,240	California Statewide CDA Hlth. Fac. Rev. (Mem. Hlth. Svcs.), Ser. 2003-A, 6.00%, due 10/1/16	1,315	ß
1,125	California Statewide CDA Rev. (California Baptist Univ. Proj.), Ser. 2007-A, 5.30%, due 11/1/18	1,193	ß
2,000	Emery Unified Sch. Dist. G.O. (Election 2010), Ser. 2011-A, 6.50%, due 8/1/33	2,296
1,880	Golden St. Tobacco Securitization Corp. Tobacco Settlement Rev., Ser. 2003-A1, 6.25%, due 6/1/33	2,015
2,000	Imperial Comm. College Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-A, (AGM Insured), 0.00%, due 8/1/40	1,802	h
3,620	Norwalk-La Mirada Unified Sch. Dist. G.O. Cap. Appreciation, Ser. 2005-B, (AGM Insured), 0.00%, due 8/1/24	1,749
5,750	Norwalk-La Mirada Unified Sch. Dist. G.O. Cap. Appreciation (Election 2002), Ser. 2009-E, (Assured Guaranty Insured), 0.00%, due 8/1/29	3,267	d
2,080	Oakland Redev. Agcy. Sub. Tax Allocation Rev. (Central Dist. Redev. Proj.), Ser. 2003, (National Public Finance Guarantee Corp. Insured), 5.50%, due 9/1/18	2,095
5,000	Redondo Beach Unified Sch. Dist. G.O., Ser. 2009, 0.00%, due 8/1/34	4,188	e
2,060	Rocklin Unified Sch. Dist. G.O. Cap. Appreciation, Ser. 1994-B, (National Public Finance Guarantee Corp. Insured), 0.00%, due 8/1/19	1,495
2,000	San Bernardino Comm. College Dist. G.O. Cap. Appreciation (Election), Ser. 2009-B, 0.00%, due 8/1/34	1,309	f
740	San Diego Redev. Agcy. Sub. Parking Rev. (Centre City Redev. Proj.), Ser. 2003-B, 5.00%, due 9/1/17	741
2,000	San Francisco City & Co. Arpt. Commission Int'l Arpt. Ref. Rev., Ser. 2009-C2, 5.00%, due 5/1/25	2,123
6,000	San Mateo Foster City Sch. Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2010-A, 0.00%, due 8/1/32	3,195	g
9,070	Victor Valley Comm. College Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2009-C, 0.00%, due 8/1/37	6,212	i
5,095	Victor Valley Joint Union High Sch. Dist. G.O. Cap. Appreciation Bonds, Ser. 2009, (Assured Guaranty Insured), 0.00%, due 8/1/26	2,263
3,000	Wiseburn Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-B, (AGM Insured), 0.00%, due 8/1/36	1,223	j

		55,999

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc. (cont'd)
PRINCIPAL AMOUNT	SECURITY	VALUE†

(000's omitted)		(000's omitted)z

Colorado (5.2%)
$4,220	Colorado Springs Utils. Sys. Sub. Lien Ref. Rev., Ser. 2002-A, (AMBAC Insured), 5.38%, due 11/15/18	$4,400
720	Denver City & Co. Arpt. Sys. Ref. Rev., Ser. 1991-D, (XLCA Insured), 7.75%, due 11/15/13	768
4,000	Denver City & Co. Arpt. Sys. Ref. Rev., Ser. 2002-E, (National Public Finance Guarantee Corp. Insured), 5.25%, due 11/15/14	4,144
5,000	Denver City & Co. Arpt. Sys. Rev., Ser. 2011-B, 5.00%, due 11/15/24	5,253

		14,565

District of Columbia (1.2%)
1,000	Metro. Washington Dist. of Columbia Arpt. Au. Sys., Ser. 2008-A, 5.50%, due 10/1/18	1,151
2,000	Metro. Washington Dist. of Columbia Arpt. Au. Sys. Rev., Ser. 2011-C, 5.00%, due 10/1/26	2,087

		3,238

Florida (1.6%)
1,000	Hillsborough Co. Ind. Dev. Au. IDR (Hlth. Facs.), Ser. 2008-B, 8.00%, due 8/15/32 Pre-Refunded 8/15/19	1,395	ß
2,000	Lee Co. Arpt. Ref. Rev., Ser. 2011-A, 5.63%, due 10/1/25	2,121
1,000	Sarasota Co. Util. Sys. Ref. Rev., Ser. 2002-C, (National Public Finance Guarantee Corp. Insured), 5.25%, due 10/1/20	1,034

		4,550

Georgia (2.8%)
4,575	Henry Co. Wtr. & Swr. Au. Ref. Rev., Ser. 2002-A, (National Public Finance Guarantee Corp. Insured), 5.13%, due 2/1/17	4,854
2,710	Newnan Hosp. Au. Rev. Anticipation Cert. (Newnan Hosp., Inc. Proj.), Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.50%, due 1/1/18 Pre-Refunded 1/1/13	2,871	ß

		7,725

Guam (2.6%)
1,220	Guam Gov't Hotel Occupancy Tax Rev., Ser. 2011-A, 5.75%, due 11/1/20	1,327
650	Guam Gov't Hotel Occupancy Tax Rev., Ser. 2011-A, 5.75%, due 11/1/21	705
2,550	Guam Gov't Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2005, 6.00%, due 7/1/25	2,593
2,630	Guam Gov't Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2010, 5.25%, due 7/1/25	2,572

		7,197

Hawaii (3.5%)
5,200	Hawaii St. Arpt. Sys. Ref. Rev., Ser. 2011, 4.13%, due 7/1/24	5,052
2,500	Hawaii St. Dept. of Budget & Fin. Spec. Purp. Rev. (Hawaii Elec. Co. ,Inc.), Ser. 1999-D, (AMBAC Insured), 6.15%, due 1/1/20	2,526	ß
2,000	Hawaii St. Dept. of Budget & Fin. Spec. Purp. Rev. (Hawaii Elec. Co., Inc.—Subsidiary), Ser. 2009, 6.50%, due 7/1/39	2,134	ß

		9,712

Illinois (14.5%)
4,800	Bartlett Sr. Lien Tax Increment Ref. Rev. (Quarry Redev. Proj.), Ser. 2007, 5.35%, due 1/1/17	4,677
180	Chicago G.O. (Unrefunded Bal.), Ser. 2002-A, (AMBAC Insured), 5.38%, due 1/1/17	184
1,500
	Chicago Metro. Wtr. Reclamation Dist. Cap. Imp. G.O., Ser. 2002-C, 5.38%, due 12/1/16 Pre-Refunded 12/1/12	1,582
1,970	Cook Co. Township High Sch. Dist. Number 225 Northfield Township, Ser. 2008, 5.00%, due 12/1/25	2,164
5,130	Illinois Ed. Fac. Au. Rev. (Field Museum of Natural History), Ser. 2002, 4.30%, due 11/1/36 Putable 11/1/13	5,306	µß
1,875	Illinois Fin. Au. Ref. Rev. (Roosevelt Univ. Proj.), Ser. 2009, 5.00%, due 4/1/16	2,015	ß
4,000	Illinois Fin. Au. Ref. Rev. (Roosevelt Univ. Proj.), Ser. 2009, 5.75%, due 4/1/24	4,149	ß
3,795	Illinois Fin. Au. Rev. (Clare Oaks Proj.), Ser. 2006-A, 5.75%, due 11/15/16	2,435	ß

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc. (cont'd)

PRINCIPAL AMOUNT	SECURITY	VALUE†

(000's omitted)		(000's omitted)z

$1,960	Illinois Fin. Au. Rev. (Navistar Int'l Rec. Zone Fac.), Ser. 2010, 6.50%, due 10/15/40	$2,020	ß
5,840	Illinois Fin. Au. Rev. (Provena Hlth.), Ser. 2010-A, 6.25%, due 5/1/22	6,357	ß
3,000	Illinois Hlth. Fac. Au. Rev. (Loyola Univ. Hlth. Sys.) (Unrefunded Bal.), Ser. 1997-A, (National Public Finance Guarantee Corp. Insured), 6.00%, due 7/1/14	3,190	ß
1,670	Illinois Metro. Pier & Exposition Au. Dedicated St. Tax Ref. Rev., Ser. 1998-A, (FGIC Insured), 5.50%, due 6/15/17 Pre-Refunded 6/15/17	2,015
2,110	Pingree Grove Village Rev. (Cambridge Lakes Learning Ctr. Proj.), Ser. 2011, 8.00%, due 6/1/26	2,138	ß
1,850	Will Co. High Sch. Dist. Number 204 G.O. (Joliet Jr. College), Ser. 2011-A, 6.25%, due 1/1/31	2,048

		40,280

Indiana (8.5%)
4,000	Indiana Bond Bank Rev. (Spec. Prog. Clark Mem. Hosp.), Ser. 2009-D, 5.50%, due 8/1/29	4,164	ß
965	Indiana Bond Bank Rev. (Unrefunded Bal. St. Revolving Fund Prog.), Ser. 2001-A, 5.38%, due 2/1/17	1,020
320	Indiana Bond Bank Rev. (Unrefunded Bal. St. Revolving Fund Prog.), Ser. 2002-B, 5.25%, due 2/1/18	335
4,000	Indiana Hlth. & Ed. Fac. Fin. Au. Hosp. Ref. Rev. (Clarian Hlth. Oblig. Group), Ser. 2006-B, 5.00%, due 2/15/21	4,212	ß
2,050	Indiana Hlth. Fac. Fin. Au. Rev. (Hlth. Sys. Sisters of St. Francis), Ser. 2001, 5.35%, due 11/1/15	2,076	ß
1,000	Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev., Ser. 2003-B, (National Public Finance Guarantee Corp. Insured), 5.25%, due 1/1/18	1,032
1,065	Indiana St. Rec. Dev. Comm. Rev., Ser. 2002, (AMBAC Insured), 5.25%, due 7/1/18	1,093
1,125	Indiana St. Rec. Dev. Comm. Rev., Ser. 2002, (AMBAC Insured), 5.25%, due 7/1/19	1,153
3,055	Indiana Trans. Fin. Au. Hwy. Ref. Rev., Ser. 2004-B, (National Public Finance Guarantee Corp. Insured), 5.75%, due 12/1/21	3,814
2,580	Indianapolis Local Pub. Imp. Rev. (Indianapolis Arpt. Au. Proj.), Ser. 2003-A, (AGM Insured), 5.63%, due 1/1/17	2,663
2,000	Jasper Hosp. Au. Hosp. Fac. Ref. Rev. (Mem. Hosp. & Hlth. Care Ctr. Proj.), Ser. 2002, (Radian Insured), 5.50%, due 11/1/17	2,058	ß

		23,620

Iowa (4.0%)
1,000	Coralville Urban Renewal Rev., Tax Increment, Ser. 2007-C, 5.00%, due 6/1/15	1,079
5,110	Iowa Fin. Au. Rev. (St. Revolving Fund Prog.), Ser. 2008, 5.50%, due 8/1/22	5,959
2,750	Iowa Std. Loan Liquidity Corp. Std. Loan Rev., Ser. 2009-3, 5.50%, due 12/1/19	2,939
1,005	Kirkwood Comm. College Iowa New Jobs Training Cert. G.O. (Merged Area X), Ser. 2007-1B, 5.00%, due 6/1/17	1,082

		11,059

Kentucky (0.9%)
2,470	Louisville & Jefferson Co. Reg. Arpt. Au. Spec. Facs. Rev. (AIRIS Louisville LLC Proj.), Ser. 1999-A, 5.50%, due 3/1/19	2,461	ß
10	Shelby Co. Lease Rev., Ser. 2004-A, (LOC: U.S. Bank), 0.14%, due 9/1/34	10	µ

		2,471

Louisiana (0.6%)
1,500	Louisiana Local Gov't Env. Fac. & Comm. (Westlake Chemical Corp.), Ser. 2010-A2, 6.50%, due 11/1/35	1,563	ß

Maryland (0.4%)
1,000	Maryland St. Hlth. & Higher Ed. Fac. Au. Rev. (Union Hosp. of Cecil Co.), Ser. 2002, 5.50%, due 7/1/14	1,020	ß

Massachusetts (8.1%)
1,850	Massachusetts St. G.O., Ser. 2002-E, (National Public Finance Guarantee Corp. Insured), 5.38%, due 1/1/18 Pre-Refunded 1/1/13	1,953

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc. (cont'd)

PRINCIPAL AMOUNT	SECURITY	VALUE†

(000's omitted)		(000's omitted)z

$5,000	Massachusetts St. HFA Hsg. Rev., Ser. 2010-C, 4.90%, due 12/1/25	$5,010
1,375	Massachusetts St. HFA Hsg. Rev., Ser. 2010-C, 5.00%, due 12/1/30	1,340
1,025	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Milford-Whitinsville Reg. Hosp.), Ser. 1998-C, 5.75%, due 7/15/13	1,026	ß
4,935	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (New England Med. Ctr. Hosp.), Ser. 2002-H, (FGIC Insured), 5.38%, due 5/15/16 Pre-Refunded 5/15/12	5,068	ß
5,030	Massachusetts St. Wtr. Poll. Abatement Trust Rev. (MWRA Prog.), Ser. 2002-A, 5.25%, due 8/1/19	5,195
2,775	Massachusetts St. Wtr. Poll. Abatement Trust Rev. (Unrefunded Bal. Rev. Pool Prog.), Ser. 2001-7, 5.25%, due 2/1/16	2,785
		22,377

Michigan (3.5%)
1,375	Macomb Co. New Haven Comm. Sch. Bldg. & Site G.O., Ser. 2002, 5.25%, due 5/1/17 Pre-Refunded 11/1/12	1,441
2,000	Oakland Co. Econ. Dev. Corp. Ltd. Oblig. Rev. (Michigan Motion Picture Studios Proj. Rec. Zone), Ser. 2010-A, 7.00%, due 8/1/40	2,003
3,850	Royal Oak Hosp. Fin. Au. Hosp. Ref. Rev. (William Beaumont Hosp.), Ser. 1996, 6.25%, due 1/1/12	3,879	ß
2,000	Summit Academy North Pub. Sch. Academy Ref. Rev., Ser. 2005, 5.25%, due 11/1/20	1,886
555	Summit Academy Pub. Sch. Academy Ref. Rev., Ser. 2005, 6.00%, due 11/1/15	553

		9,762

Minnesota (3.3%)
2,000	Freeborn Co. Hsg. & Redev. Au. Lease Rev. (Criminal Justice Ctr. Proj.), Ser. 2002, 5.38%, due 2/1/17 Pre-Refunded 2/1/12	2,025
2,000	Maple Grove Hlth. Care Sys. Rev. (Maple Grove Hosp. Corp.), Ser. 2007, 5.00%, due 5/1/17	2,185	ß
2,250	Minneapolis & St. Paul Hsg. & Redev. Au. Hlth. Care Sys. (Children's Hlth. Care Facs.), Ser. 2010-A1, (AGM Insured), 4.50%, due 8/15/24	2,412	ß
2,540	St. Paul Port Au. Lease Rev. (Office Bldg.), Ser. 2002, 5.00%, due 12/1/17	2,640

		9,262

Mississippi (1.7%)
4,000	Mississippi Bus. Fin. Corp. Gulf Opportunity Zone Rev., Ser. 2009-A, 4.70%, due 5/1/24	4,138	ß
500	Mississippi Dev. Bank Spec. Oblig. (Wilkinson Co. Correctional), Ser. 2008-D, 5.00%, due 8/1/15	574	ß

		4,712

Missouri (6.0%)
3,495	Bi State Dev. Agcy. Metro. Dist. Rev. (Metrolink Cross Co. Proj.), Ser. 2002-B, (AGM Insured), 5.25%, due 10/1/16	3,764
1,710	Boone Co. Hosp. Ref. Rev. (Boone Hosp. Ctr.), Ser. 2002, 5.05%, due 8/1/20	1,721	ß
2,425	Branson Dev. Fin. Board Infrastructure Fac. Board Rev., Ser. 2003-A, 5.00%, due 12/1/17	2,547
570	Branson Ind. Dev. Au. Tax Increment Rev. (Branson Landing-Retail Proj.), Ser. 2005, 5.25%, due 6/1/21	500
1,250	Missouri St. Env. Imp. & Energy Res. Au. Wtr. PCR (Drinking Wtr.), Ser. 2002-B, 5.50%, due 7/1/16 Pre-Refunded 1/1/13	1,324
750	Missouri St. Env. Imp. & Energy Res. Au. Wtr. PCR (Unrefunded Bal. Drinking Wtr.), Ser. 2002-B, 5.50%, due 7/1/16	790
2,275	Missouri St. Hlth. & Ed. Fac. Au. Rev. (Children's Mercy Hosp.), Ser. 2009, 5.13%, due 5/15/24	2,375	ß
245	Missouri St. Hsg. Dev. Comm. Multi-Family Hsg. Rev., Ser. 2001-II, (FHA Insured), 5.25%, due 12/1/16	245	k
110	Missouri St. Hsg. Dev. Comm. Multi-Family Hsg. Rev., Ser. 2001-III, (FHA Insured), 5.05%, due 12/1/15	110
2,965	Missouri St. Univ. Auxiliary Enterprise Sys. Rev., Ser. 2007-A, (XLCA Insured), 5.00%, due 4/1/26	3,152

		16,528

Nevada (3.7%)
1,635	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 6.50%, due 6/15/17	1,798
3,545	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	4,002

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc. (cont'd)

PRINCIPAL AMOUNT	SECURITY	VALUE†

(000's omitted)		(000's omitted)z

$4,355	Las Vegas Valley Wtr. Dist. Ref. & Wtr. Imp. G.O., Ser. 2003-A, (National Public Finance Guarantee Corp. Insured), 5.25%, due 6/1/16 Pre-Refunded 12/1/12	$4,586

		10,386

New Hampshire (3.0%)
2,600	New Hampshire Hlth. & Ed. Fac. Au. Rev. (Dartmouth-Hitchcock Clinic), Ser. 2009, 5.00%, due 8/1/19	2,759	ß
2,500	Strafford Co. G.O., Ser. 2011, 5.50%, due 2/19/12	2,504
3,000	Strafford Co. G.O. (TANS), Ser. 2011, 6.50%, due 12/30/11	3,005

		8,268

New Jersey (2.7%)
6,900	New Jersey Ed. Fac. Au. Rev. (Stevens Institute of Technology), Ser. 2002-C, 5.25%, due 7/1/17 Pre-Refunded 7/1/13	7,441	ß

New York (8.2%)
465	Lyons Comm. Hlth. Initiatives Corp. Fac. Rev., Ser. 2004, 5.50%, due 9/1/14	495
2,580	New York City IDA Civic Fac. Rev. (Lycee Francais de New York Proj.), Ser. 2002-A, (ACA Insured), 5.50%, due 6/1/14	2,670	ß
2,750	New York City IDA Liberty Rev. (7 World Trade Ctr., LLC Proj.), Ser. 2005-A, 6.25%, due 3/1/15	2,764	ß
60	New York G.O., Ser. 2002-C, 5.50%, due 8/1/15 Pre-Refunded 2/1/13	64
3,190	New York G.O. (Unrefunded Bal.), Ser. 2002-C, 5.50%, due 8/1/15	3,372
1,100	New York Liberty Dev. Corp. Rev. (Nat'l Sports Museum Proj.), Ser. 2006-A, 6.13%, due 2/15/19	0	#‡
1,700	New York St. Dorm. Au. Personal Income Tax Rev., Ser. 2003-A, 5.38%, due 3/15/20 Pre-Refunded 3/15/13	1,817
4,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mount Sinai Sch. of Medicine), Ser. 2009, 5.25%, due 7/1/33	4,174	ß
2,000	New York St. HFA Rev. (Affordable Hsg.), Ser. 2009-B, 4.85%, due 11/1/41	2,016
2,000	New York St. Urban Dev. Corp. Rev., Ser. 2008-D, 5.25%, due 1/1/20	2,307
3,000	Tobacco Settlement Fin. Corp., Ser. 2003-B-1C, 5.50%, due 6/1/21	3,203

		22,882

North Carolina (2.4%)
5,250	North Carolina Muni. Pwr. Agcy. Number 1 Catawba Elec. Rev., Ser. 2009-A, 5.00%, due 1/1/26	5,689
1,000	Oak Island Enterprise Sys. Rev., Ser. 2009, (Assured Guaranty Insured), 5.63%, due 6/1/24	1,116

		6,805

North Dakota (1.5%)
4,100	Fargo Hlth. Sys. Rev. (Meritcare Obligated Group), Ser. 2002-A, (AMBAC Insured), 5.63%, due 6/1/17 Pre-Refunded 6/1/12	4,227	ß

Ohio (2.4%)
2,750	New Albany Comm. Facs. Au. Rev., Ser. 2001-B, (AMBAC Insured), 5.13%, due 10/1/21	2,761
3,760	Ohio St. Air Quality Dev. Au. Env. Imp. Ref. Rev. (USX Corp. Proj.), Ser. 1995, 5.00%, due 11/1/15 Putable 11/1/11	3,816	µß

		6,577

Oregon (0.1%)
195	Medford Hosp. Facs. Au. Rev. (Rogue Valley Manor Proj.), Ser. 2007, (LOC: Bank of America), 0.18%, due 8/15/37	195	µß

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc. (cont'd)

PRINCIPAL AMOUNT	SECURITY	VALUE†

(000's omitted)		(000's omitted)z

Pennsylvania (4.6%)
$1,765	Cumberland Co. West Shore Area Au. Hosp. Rev. (Holy Spirit Hosp. of the Sisters of Christian Charity Proj.), Ser. 2001, 6.05%, due 1/1/19 Pre-Refunded 1/1/12	$1,782	ß
565	Delaware River Joint Toll Bridge Comm. Sys. Rev., Ser. 2003, 5.25%, due 7/1/18 Pre-Refunded 7/1/13	610
435	Delaware River Joint Toll Bridge Comm. Sys. Rev. (Unrefunded Bal.), Ser. 2003, 5.25%, due 7/1/18	453
2,000	Lancaster Co. Hosp. Au. Rev. (Brethren Village Proj.), Ser. 2008-A, 6.10%, due 7/1/22	2,036	ß
5,000	Montgomery Co. Higher Ed. & Hlth. Au. Hosp. Rev. (Abington Mem. Hosp. Proj.), Ser. 2002-A, 5.00%, due 6/1/19	5,080	ß
1,000	Pennsylvania St. Turnpike Commission Turnpike Rev. (Cap. Appreciation), Subser. 2010-B2, 0.00%, due 12/1/34	832	b
1,480	Sayre Hlth. Care Fac. Au. Rev., (Guthrie Hlth. Proj.), Ser. 2002-A, 5.75%, due 12/1/21 Pre-Refunded 12/1/11	1,501	ß
520	Sayre Hlth. Care Fac. Au. Rev. (Unrefunded Bal.), (Guthrie Hlth. Proj.), Ser. 2002-A, 5.75%, due 12/1/21 Pre-Refunded 12/1/11	528	ß

		12,822

Puerto Rico (0.3%)
750	Puerto Rico Elec. Pwr. Au. Pwr. Rev., Ser. 2010-XX, 5.25%, due 7/1/35	754

South Carolina (1.2%)
1,100	Charleston Co. Sch. Dist. G.O., Ser. 2001, (AGM Insured), 5.00%, due 2/1/18 Pre-Refunded 2/1/12	1,113
2,140	Mt. Pleasant Town Waterworks & Swr. Sys. Ref. & Imp. Rev., Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.25%, due 12/1/17	2,234

		3,347

Tennessee (2.2%)
1,655	Knox Co. Hlth. Ed. & Hsg. Fac. Board Hosp. Fac. Rev., Ser. 2002-A, (AGM Insured), 5.50%, due 1/1/18 Pre-Refunded 1/1/13	1,752
1,360	Knox Co. Hlth. Ed. & Hsg. Fac. Board Hosp. Fac. Rev. (Unrefunded Bal.), Ser. 2002-A, (AGM Insured), 5.50%, due 1/1/18	1,391
2,705	Memphis-Shelby Co. Arpt. Au. Arpt. Rev., Ser. 2010-B, 5.50%, due 7/1/19	3,000

		6,143

Texas (11.9%)
4,145	Anson Ed. Fac. Corp. Std. Hsg. Rev. (Univ. of Texas at Dallas-Waterview Park Proj.), Ser. 2002, (ACA Insured), 5.00%, due 1/1/23	3,603	ß
3,600	Corpus Christi Tax & Muni. Hotel Occupancy Tax G.O., Ser. 2002, (AGM Insured), 5.50%, due 9/1/17	3,716
1,935	Dallas-Fort Worth Int'l Arpt. Imp. Rev., Ser. 2004-B, (AGM Insured), 5.50%, due 11/1/18	2,061
2,300	Harris Co. Perm. Imp. Ref. G.O., Ser. 2008-B, 5.00%, due 10/1/19 Pre-Refunded 10/1/18	2,786
2,900	Harris Co. Toll Road Sr. Lien Rev., Ser. 2008-B, 5.00%, due 8/15/33	3,015
2,210	Harris Co. Toll Road Sr. Lien Rev., (Unrefunded Bal.), Ser. 2002, (AGM Insured), 5.38%, due 8/15/16 Pre-Refunded 8/15/12	2,298
610	HFDC Ctr. Texas, Inc. Retirement Fac. Rev., Ser. 2006-A, 5.25%, due 11/1/15	589	ß
3,235	Houston Arpt. Sys. Sub. Lien. Ref. Rev., Ser. 2001-A, (National Public Finance Guarantee Corp. Insured), 5.50%, due 7/1/16	3,254
1,000	Houston Pub. Imp. Ref. G.O., Ser. 2008-A, 5.00%, due 3/1/20	1,147
3,000	North Texas Tollway Au. Dallas North Tollway Sys. Rev., Ser. 2005-C, 6.00%, due 1/1/23	3,422
950	Northwest Texas Independent Sch. Dist. Sch. Bldg., Ser. 2002, (PSF Insured), 5.50%, due 8/15/17 Pre-Refunded 2/15/13	1,012
50	Northwest Texas Independent Sch. Dist. Sch. Bldg. (Unrefunded Bal.), Ser. 2002, (PSF Insured), 5.50%, due 8/15/17	53
20	San Antonio Cert. of Oblig. G.O., Ser. 2002, 5.00%, due 2/1/14 Pre-Refunded 2/1/12	20
500	San Leanna Ed. Fac. Corp. Higher Ed. Ref. Rev., (St. Edwards Univ. Proj.), Ser. 2007, 5.00%, due 6/1/19	529	ß
910	Southmost Reg. Wtr. Au. Wtr. Supply Contract Rev., Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.50%, due 9/1/19 Pre-Refunded 9/1/12	949

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc. (cont'd)
PRINCIPAL AMOUNT	SECURITY	VALUE†

(000's omitted)		(000's omitted)z

$1,000	Southmost Reg. Wtr. Au. Wtr. Supply Contract Rev. (Unrefunded Bal.), Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.50%, due 9/1/19	$1,019
85	Texas Std. Hsg. Corp. Std. Hsg. Rev. (Midwestern St. Univ. Proj.), Ser. 2002, 5.50%, due 9/1/12	88
1,000	Trinity River Au. Imp. & Ref. Rev. (Tarrant Co. Wtr. Proj.), Ser. 2003, (National Public Finance Guarantee Corp. Insured), 5.50%, due 2/1/16 Pre-Refunded 2/1/13	1,063
1,085	Tyler Hlth. Fac. Dev. Corp. Hosp. Rev. (Mother Frances Hosp. Reg. Hlth. Care Ctr. Proj.), Ser. 2003, 5.25%, due 7/1/13	1,126	ß
1,175	West Harris Co. Reg. Wtr. Au. Sys. Wtr. Rev., Ser. 2009, 5.00%, due 12/15/35	1,237

		32,987

Utah (2.3%)
3,000	Salt Lake Co. Hosp. Rev. (IHC Hlth. Svc., Inc.), Ser. 2001, (AMBAC Insured), 5.40%, due 2/15/28	3,414	ß
1,200	Uintah Co. Muni. Bldg. Au. Lease Rev., Ser. 2008, 5.25%, due 6/1/20	1,322
500	Utah Hsg. Corp. Single Family Mtge. Rev., Ser. 2011-A2, Class I, 5.00%, due 7/1/20	514
450	Utah Hsg. Corp. Single Family Mtge. Rev., Ser. 2011-A2, Class I, 5.25%, due 7/1/21	466
650	Utah Hsg. Corp. Single Family Mtge. Rev., Ser. 2011-A2, Class I, 5.45%, due 7/1/22	673

		6,389

Virginia (1.0%)
2,620	Peninsula Ports Au. Res. Care Fac. Ref. Rev. (VA Baptist Homes), Ser. 2006-C, 5.25%, due 12/1/21	1,821	ß
1,000	Virginia Beach Dev. Au. Residential Care Fac. Mtge. Ref. Rev. (Westminster-Canterbury of Hampton Roads, Inc.), Ser. 2005, 5.00%, due 11/1/22	994	ß

		2,815

Washington (6.6%)
6,250	Port of Seattle Sub. Lien Rev., Ser. 2002-B, (National Public Finance Guarantee Corp. Insured), 5.50%, due 9/1/16	6,385
1,000	Skagit Co. Pub. Hosp. Dist. Number 1 Ref. Rev., Ser. 2007, 5.63%, due 12/1/25	1,024
1,000	Skagit Co. Pub. Hosp. Dist. Ref. Rev., Ser. 2003, 6.00%, due 12/1/23	1,022
1,625	Skagit Co. Pub. Hosp. Dist. Ref. Rev., Ser. 2003, 6.00%, due 12/1/18	1,696
2,500	Tacoma Wtr. Sys. Rev., Ser. 2001, (National Public Finance Guarantee Corp. Insured), 5.13%, due 12/1/19 Pre-Refunded 12/1/11	2,510
2,525	Washington St. Higher Ed. Fac. Au. Ref. Rev. (Whitworth Univ. Proj.), Ser. 2009, 5.38%, due 10/1/29	2,512	ß
3,125	Washington St. Hlth. Care Fac. Au. Rev. (Yakima Valley Mem. Hosp. Assoc.), Ser. 2002, (ACA Insured), 5.00%, due 12/1/17	3,142	ß

		18,291

West Virginia (0.4%)
1,000	West Virginia Sch. Bldg. Au. Excess Lottery Rev., Ser. 2008, 5.00%, due 7/1/19	1,147

Wisconsin (6.1%)
595	Badger Tobacco Asset Securitization Corp. Tobacco Settlement Asset-Backed Rev., Ser. 2002, 6.13%, due 6/1/27 Pre-Refunded 6/1/12	615
1,900	Univ. of Wisconsin Hosp. & Clinics Au. Hosp. Rev., Ser. 2002-B, 5.50%, due 4/1/12	1,924
1,100	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Beloit College), Ser. 2010-A, 6.13%, due 6/1/35	1,106	ß
1,225	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Beloit College), Ser. 2010-A, 6.13%, due 6/1/39	1,227	ß
1,000	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Franciscan Sisters Hlth. Care), Ser. 2007, 5.00%, due 9/1/14	1,037	ß
2,780	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Kenosha Hosp. & Med. Ctr., Inc. Proj.), Ser. 1999, 5.50%, due 5/15/15	2,785	ß
5,000	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Marquette Univ.), Ser. 2008-B3, 5.00%, due 10/1/30	5,238	ß
3,000	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Meriter Hosp., Inc.), Ser. 2009, 5.63%, due 12/1/29	3,096	ß

		17,028

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc. (cont'd)

PRINCIPAL AMOUNT	SECURITY	VALUE†

(000's omitted)		(000's omitted)z

Wyoming (1.8%)
$4,895	Wyoming Comm. Dev. Au. Hsg. Rev., Ser. 2006-6, 5.00%, due 12/1/21	$4,933

Other (0.8%)
3,000	Non-Profit Pfd. Fdg. Trust I, Ser. 2006-C, 4.72%, due 9/15/37	2,319	#

	Total Investments (162.2%) (Cost $436,865)	450,257	##

	Cash, receivables and other assets, less liabilities (2.4%)	6,659

	Liquidation Value of Auction Market Preferred Shares [(64.6%)]	(179,400)

	Total Net Assets Applicable to Common Shareholders (100.0%)	$277,516

See Notes to Schedule of Investments

Schedule of Investments New York Intermediate Municipal Fund Inc.
PRINCIPAL AMOUNT	SECURITY	VALUE†

(000's omitted)		(000's omitted)z

Arizona (0.7%)
$500	Verrado Comm. Fac. Dist. Number 1 G.O., Ser. 2003, 6.15%, due 7/15/17	$484

California (4.3%)
3,115	Corona-Norca Unified Sch. Dist. G.O. Cap. Appreciation (Election 2006), Ser. 2009-C, (AGM Insured), 0.00%, due 8/1/24	1,611
1,470	Pico Rivera Pub. Fin. Au. Lease Rev., Ser. 2009, 4.75%, due 9/1/25	1,502

		3,113

Guam (3.7%)
500	Guam Gov't Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2005, 5.50%, due 7/1/16	522
1,000	Guam Gov't Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2010, 5.25%, due 7/1/25	978
1,135	Guam Gov't Hotel Occupancy Tax Rev., Ser. 2011-A, 5.50%, due 11/1/19	1,216

		2,716

Illinois (1.1%)
815	Bartlett Sr. Lien Tax Increment Ref. Rev. (Quarry Redev. Proj.), Ser. 2007, 5.35%, due 1/1/17	794

Massachusetts (1.3%)
1,000	Massachusetts St. HFA Hsg. Rev., Ser. 2010-C, 5.00%, due 12/1/30	975

Nevada (1.5%)
1,000	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	1,129

New York (138.2%)
3,000	Albany IDA Civic Fac. Rev. (Charitable Leadership Foundation Ctr. for Med. Science Proj.), Ser. 2002-A, 6.00%, due 7/1/19	1,709	ß
500	Cattaraugus Co. IDA Civic Fac. Rev. (St. Bonaventure Univ. Proj.), Ser. 2006-A, 5.00%, due 5/1/23	503	ß
1,000	Dutchess Co. IDA Civic Fac. Ref. Rev. (Marist College Proj.), Ser. 2003-A, 5.15%, due 7/1/17	1,029	ß
1,000	Erie Co. IDA Sch. Fac. Rev. (Buffalo City Sch. Dist.), Ser. 2009-A, 5.25%, due 5/1/25	1,108
1,500	Hempstead Town Local Dev. Corp. Rev. (Molloy College Proj.), Ser. 2009, 5.75%, due 7/1/23	1,643	ß
1,050	Long Island Pwr. Au. Elec. Sys. Gen. Rev., Ser. 2006-E, (BHAC Insured), 5.00%, due 12/1/21	1,166
535	Lyons Comm. Hlth. Initiatives Corp. Fac. Rev., Ser. 2004, 5.50%, due 9/1/14	569
1,000	Monroe Co. IDA Civic Fac. Rev. (Highland Hosp. of Rochester), Ser. 2005, 5.00%, due 8/1/15	1,072	ß
980	Monroe Co. IDA Std. Hsg. Rev. (Collegiate Hsg. Foundation—Rochester Institute of Technology Proj.), Ser. 1999-A, 5.25%, due 4/1/19	944	ß
1,000	Monroe Co. Newpower Corp. Pwr. Fac. Rev., Ser. 2003, 5.10%, due 1/1/16	1,021
1,000	Monroe Co. Pub. Imp. Ref. G.O., Ser. 1996, 6.00%, due 3/1/13	1,065
700	Nassau Co. IDA Civic Fac. Rev. (Cold Spring Harbor Laboratory), Ser. 1999, (LOC: TD Bank N.A.), 0.12%, due 1/1/34	700	µß
1,000	Nassau Co. IDA Civic Fac. Rev. (Cold Spring Harbor Laboratory), Ser. 2008, (LOC: JP Morgan Chase), 0.12%, due 1/1/42	1,000	µß
1,125	Nassau Co. IDA Continuing Care Retirement (The Amsterdam Harborside), Ser. 2007-A, 5.88%, due 1/1/18	1,147	ß
30	New York City G.O., Ser. 2002-A, 5.75%, due 8/1/16 Pre-Refunded 8/1/12	31
970	New York City G.O., Ser. 2002-A, 5.75%, due 8/1/16	1,005
100	New York City G.O., Ser. 2006-I3, (LOC: Bank of America), 0.20%, due 4/1/36	100	µ
950	New York City G.O., Ser. 2009-B, 5.00%, due 8/1/22	1,085
1,000	New York City G.O., Ser. 2009-E, 5.00%, due 8/1/21	1,152
1,410	New York City Hlth. & Hosp. Corp. Rev., Ser. 2002-A, (AGM Insured), 5.50%, due 2/15/13 Pre-Refunded 2/15/12	1,431
4,000	New York City Hsg. Dev. Corp. Multi-Family Hsg. Rev., Ser. 2002-E2, 5.05%, due 11/1/23	4,011
1,000	New York City IDA Civic Fac. Rev. (Lycee Francais de New York Proj.), Ser. 2002-A, (ACA Insured), 5.50%, due 6/1/15	1,033	ß

See Notes to Schedule of Investments

Schedule of Investments New York Intermediate Municipal Fund Inc. (cont'd)

PRINCIPAL AMOUNT	SECURITY	VALUE†

(000's omitted)		(000's omitted)z

$1,030	New York City IDA Civic Fac. Rev. (Lycee Francais de New York Proj.), Ser. 2002-A, (ACA Insured), 5.50%, due 6/1/17	$1,060	ß
2,920	New York City IDA Civic Fac. Rev. (Packer Collegiate Institute Proj.), Ser. 2002, (AMBAC Insured), 5.00%, due 6/1/22	2,957	ß
750	New York City IDA Liberty Rev. (7 World Trade Ctr., LLC Proj.), Ser. 2005-A, 6.25%, due 3/1/15	754	ß
2,000	New York City IDA Spec. Fac. Rev. (Term. One Group Assoc. Proj.), Ser. 2005, 5.50%, due 1/1/19 Putable 1/1/16	2,129	µß
960	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev., Ser. 1992-A, (AMBAC Insured), 5.88%, due 6/15/13	1,045
2,000	New York City Transitional Fin. Au. (Future Tax Secured), Subser. 2002-C2, (LOC: Landesbank Hessen-Thueringen Girozentrale), 0.20%, due 8/1/31	2,000	µ
2,025	New York City Transitional Fin. Au. Rev. (Future Tax Secured), Ser. 2002-C, (AMBAC Insured), 5.25%, due 8/1/17 Pre-Refunded 8/1/12	2,100
840	New York City Transitional Fin. Au. Rev. (NYC Rec.), Ser 2002-1D, (LOC: Landesbank Hessen-Thueringen Girozentrale), 0.20%, due 11/1/22	840	µ
1,660	New York City Transitional Fin. Au. Rev. (NYC Rec.), Ser 2002-3B, (LOC: Wells Fargo Bank N.A.), 0.09%, due 11/1/22	1,660	µ
660	New York Liberty Dev. Corp. Rev. (Nat'l Sports Museum Proj.), Ser. 2006-A, 6.13%, due 2/15/19	0	#‡
2,000	New York St. Dorm. Au. Court Fac. Lease Rev. (New York City Issue), Ser. 2003-A, 5.50%, due 5/15/17 Pre-Refunded 5/15/13	2,158
1,675	New York St. Dorm. Au. Insured Rev. (Long Island Univ.), Ser. 2003-A, (Radian Insured), 5.25%, due 9/1/15	1,701	ß
1,600	New York St. Dorm. Au. Insured Rev. (The Culinary Institute of America), Ser. 1999, (National Public Finance Guarantee Corp. Insured), 5.38%, due 7/1/15	1,606	ß
3,000	New York St. Dorm. Au. Ref. Rev. (North Gen. Hosp. Proj.), Ser. 2003, 5.75%, due 2/15/17	3,097	ß
250	New York St. Dorm. Au. Rev. (Brookdale Hosp. Med. Ctr.), Ser. 1998-J, 5.20%, due 2/15/16	251	ß
1,125	New York St. Dorm. Au. Rev. (City Univ. Sys. Proj.), Ser. 1995-A, 5.63%, due 7/1/16	1,268
1,980	New York St. Dorm. Au. Rev. (New York Med. College Proj.), Ser. 1998, (National Public Finance Guarantee Corp. Insured), 5.00%, due 7/1/21	1,981	ß
500	New York St. Dorm. Au. Rev. (North Shore-Long Island Jewish Oblig. Group), Ser. 2003, 5.00%, due 5/1/18	515	ß
2,000	New York St. Dorm. Au. Rev. (North Shore-Long Island Jewish Oblig. Group), Ser. 2011-A, 4.38%, due 5/1/26	2,013	ß
2,855	New York St. Dorm. Au. Rev. (Rivington House Hlth. Care Fac.), Ser. 2002, (SONYMA Insured), 5.25%, due 11/1/15	3,056	ß
2,410	New York St. Dorm. Au. Rev. (Rochester Institute of Technology Proj.), Ser. 2002-A, (AMBAC Insured), 5.25%, due 7/1/19 Pre-Refunded 7/1/12	2,489	ß
1,000	New York St. Dorm. Au. Rev. (Sch. Dist. Financing Proj.), Ser. 2002-A, (National Public Finance Guarantee Corp. Insured), 5.75%, due 10/1/17	1,039
2,445	New York St. Dorm. Au. Rev. (SS Joachim & Anne Residence Proj.), Ser. 2002, (LOC: Allied Irish Bank), 4.60%, due 7/1/16	2,445	ß
500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Manhattan Marymount College), Ser. 2009, 5.00%, due 7/1/24	515	ß
900	New York St. Dorm. Au. Rev. Non St. Supported Debt (Montefiore Med. Ctr.), Ser. 2008, (FHA Insured), 5.00%, due 8/1/21	977	ß
1,595	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mount Sinai Sch. of Medicine), Ser. 2009, 5.25%, due 7/1/24	1,740	ß
1,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (NYU Hosp. Ctr.), Ser. 2006-A, 5.00%, due 7/1/20	1,053	ß
975	New York St. Dorm. Au. Rev. Non St. Supported Debt (NYU Hosp. Ctr.), Ser. 2007-B, 5.25%, due 7/1/24	1,014	ß
2,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (St. John's Univ.), Ser. 2007-C, (National Public Finance Guarantee Corp. Insured), 5.25%, due 7/1/19	2,310	ß
2,600	New York St. Dorm. Au. Rev. St. Personal Income Tax Rev., Ser. 2003-A, 5.38%, due 3/15/17 Pre-Refunded 3/15/13	2,779
1,615	New York St. HFA Rev. (Affordable Hsg.), Ser. 2009-B, 4.50%, due 11/1/29	1,593
1,230	New York St. Muni. Bond Bank Agcy., Subser. 2009-B1, 5.00%, due 12/15/23	1,352
1,295	New York St. Muni. Bond Bank Agcy., Subser. 2009-B1, 5.00%, due 12/15/24	1,424
1,475	New York St. Thruway Au. Second Gen. Hwy. & Bridge Trust Fund Bonds, Ser. 2007-B, 5.00%, due 4/1/20	1,676

See Notes to Schedule of Investments

Schedule of Investments New York Intermediate Municipal Fund Inc. (cont'd)

PRINCIPAL AMOUNT	SECURITY	VALUE†

(000's omitted)		(000's omitted)z

$1,090	New York St. Thruway Au. Second Gen. Hwy. & Bridge Trust Fund Bonds, Ser. 2009-B, 5.00%, due 4/1/19	$1,272
1,250	New York St. Urban Dev. Corp. Ref. Rev., Ser. 2008-D, 5.25%, due 1/1/20	1,442
965	New York St. Urban Dev. Corp. Rev. (St. Personal Income Tax), Ser. 2008-A1, 5.00%, due 12/15/23	1,075
1,375	New York Tobacco Settlement Fin. Corp., Ser. 2003-B1C, 5.50%, due 6/1/22	1,465
1,715	Niagara Co. IDA Civic Fac. Rev. (Niagara Univ. Proj.), Ser. 2001-A, (Radian Insured), 5.50%, due 11/1/16	1,736	ß
1,000	Onondaga Co. Trust Cultural Res. Rev. (Syracuse Univ. Proj.), Ser. 2010-B, 5.00%, due 12/1/19	1,160	ß
3,000	Port Au. of NY & NJ Rev. Consolidated Bonds, Ser. 2002, (AMBAC Insured), 5.50%, due 12/15/12	3,122
1,000	Saratoga Co. IDA Civic Fac. Rev. (Saratoga Hosp. Proj.), Ser. 2007-B, 5.00%, due 12/1/22	1,048	ß
1,675	Syracuse IDA Rev. (Syracuse Univ. Proj.), Ser. 2008-A2, (LOC: JP Morgan Chase), 0.12%, due 12/1/37	1,675	µß
1,570	Triborough Bridge & Tunnel Au. Oblig., Ser. 1998-A, (National Public Finance Guarantee Corp. Insured), 4.75%, due 1/1/24	1,574
2,000	Triborough Bridge & Tunnel Au. Rev., Subser. 2008-D, 5.00%, due 11/15/23	2,228
1,535	Ulster Co. Res. Rec. Agcy. Solid Waste Sys. Ref. Rev., Ser. 2002, (AMBAC Insured), 5.25%, due 3/1/16	1,597
1,405	United Nations Dev. Corp. Rev., Ser. 2009-A, 5.00%, due 7/1/22	1,570
1,000	Westchester Co. IDA Continuing Care Retirement Comm. Rev. (Kendal on Hudson Proj.), Ser. 2003-B, 6.50%, due 1/1/34 Putable 1/1/13	1,004	µß

		101,089

Pennsylvania (2.3%)
2,000	Pennsylvania St. Turnpike Commission Turnpike Rev. (Cap. Appreciation), Subser. 2010-B2, 0.00%, due 12/1/34	1,665	b

Puerto Rico (7.6%)
1,500	Puerto Rico Commonwealth Gov't Dev. Bank, Ser. 1985, (National Public Finance Guarantee Corp. Insured), 4.75%, due 12/1/15	1,554
1,050	Puerto Rico Commonwealth Ref. G.O. (Pub. Imp.), Ser. 2001-A, (XLCA Insured), 5.50%, due 7/1/17	1,152
750	Puerto Rico Elec. Pwr. Au. Pwr. Rev., Ser. 2010-XX, 5.25%, due 7/1/35	754
1,060	Puerto Rico Ind. Tourist Ed. Med. & Env. Ctrl. Fac. Rev. (Polytechnic Univ. of Puerto Rico Proj.), Ser. 2002-A, (ACA Insured), 5.25%, due 8/1/16	1,070	ß
1,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Subser. 2009-A, 5.00%, due 8/1/24	1,060

		5,590

Texas (2.3%)
1,750	Love Field Arpt. Modernization Corp. Spec. Fac. Rev. (Southwest Airlines Co. Proj.), Ser. 2010, 5.25%, due 11/1/40	1,665	ß

Total Investments (163.0%) (Cost $117,954)		119,220	##

Cash, receivables and other assets, less liabilities (3.0%)		2,161

Liquidation Value of Auction Market Preferred Shares [(66.0%)]		(48,250)

Total Net Assets Applicable to Common Shareholders (100.0%)		$73,131

See Notes to Schedule of Investments

Notes to Schedule of Investments

†
In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by each of Neuberger Berman California Intermediate Municipal Fund Inc. ("California"), Neuberger Berman Intermediate Municipal Fund Inc. ("Intermediate"), and Neuberger Berman New York Intermediate Municipal Fund Inc. ("New York") (each individually a "Fund" and collectively, the "Funds") are carried at the value that Neuberger Berman Management LLC ("Management") believes a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●	Level 1 – quoted prices in active markets for identical investments
●	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
●	Level 3 – significant unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in municipal securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions (generally Level 2 inputs). Other Level 2 inputs used by an independent pricing service to value municipal securities include current trades, bid-wanted lists (which informs the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, and specific data on specialty issues.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, the applicable Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Fund's Board of Directors (each Fund's Board of Directors, a "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of October 31, 2011:

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs (000's omitted)
California
Investments:
Municipal Notes^	$—	$137,982	$—	$137,982
Total Investments	—	137,982	—	137,982

Intermediate
Investments:
Municipal Notes^	—	450,257	—	450,257
Total Investments	—	450,257	—	450,257

New York
Investments:
Municipal Notes^	—	119,220	—	119,220
Total Investments	—	119,220	—	119,220

^	The Schedule of Investments provides information on the state categorization for the portfolio.
The Funds had no significant transfers between Levels 1 and 2 during the year ended October 31, 2011.
##	At October 31, 2011, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
California	$134,921	$4,119	$1,058	$3,061
Intermediate	436,871	18,845	5,459	13,386
New York	117,958	3,578	2,316	1,262

ß	Security is guaranteed by the corporate or non-profit obligor.
µ
Floating rate securities are securities whose yields vary with a designated market index or market rate.  These securities are shown at their current rates as of October 31, 2011 and at their final maturity dates.

b	Currently a zero coupon security; will convert to 6.00% on December 1, 2015.
c	Currently a zero coupon security; will convert to 6.50% on December 1, 2015.
d	Currently a zero coupon security; will convert to 5.50% on August 1, 2021.
e	Currently a zero coupon security; will convert to 6.38% on August 1, 2016.
f	Currently a zero coupon security; will convert to 6.38% on August 1, 2019.
g	Currently a zero coupon security; will convert to 6.13% on August 1, 2023.
h	Currently a zero coupon security; will convert to 6.75% on August 1, 2015.

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

i	Currently a zero coupon security; will convert to 6.88% on August 1, 2019.
j	Currently a zero coupon security; will convert to 7.30% on August 1, 2026.
k	Security is subject to a guarantee provided by Bayerische Landesbank, backing 100% of the total principal.
z	A zero balance may reflect actual amounts rounding to less than $1,000.
‡	Security had an event of default.
#
Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be illiquid. At October 31, 2011, these securities amounted to approximately $2,319,000 or 0.8% of net assets applicable to common shareholders for Intermediate and approximately $0 or 0.0% of net assets applicable to common shareholders for New York.

(000's omitted)	Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets Applicable to Common Shareholders as of Acquisition Date	Value as of October 31, 2011	Fair Value Percentage of Net Assets Applicable to Common Shareholders as of October 31, 2011
Intermediate	New York Liberty Dev. Corp. Rev. (Nat'l Sports Museum Proj.), Ser. 2006-A, 6.13%, due 2/15/19	8/4/2006	$ 1,100	0.4%	$ 0	0.0%
	Non-Profit Pfd. Fdg. Trust I, Ser. 2006-C, 4.72%, due 9/15/37	10/2/2006	3,000	1.0	2,319	0.8
New York	New York Liberty Dev. Corp. Rev. (Nat'l Sports Museum Proj.), Ser. 2006-A, 6.13%, due 2/15/19	8/4/2006	660	0.9	0	0.0

See Notes to Financial Statements

Statements of Assets and Liabilities

Neuberger Berman
(000's omitted except per share amounts)
	CALIFORNIA INTERMEDIATE MUNICIPAL FUND	INTERMEDIATE MUNICIPAL FUND	NEW YORK INTERMEDIATE MUNICIPAL FUND
	October 31,	October 31,	October 31,
	2011	2011	2011

Assets
Investments in securities, at value* (Note A)— see Schedule of Investments:
Unaffiliated issuers	$137,982	$450,257	$119,220
Cash	2,594	207	466
Interest receivable	1,917	7,124	1,826
Receivable for securities sold	160	950	345
Prepaid expenses and other assets	9	25	5

Total Assets	142,662	458,563	121,862

Liabilities
Distributions payable—preferred shares	2	3	5
Distributions payable—common shares	375	1,307	328
Payable to investment manager—net (Note B)	18	58	15
Payable to administrator (Note B)	36	117	31
Accrued expenses and other payables	104	162	102

Total Liabilities	535	1,647	481

Auction Market Preferred Shares Series A & B at liquidation value
3,000, 8,000 and 3,000 shares authorized, 2,360, 7,176 and 1,930 shares issued and outstanding for California, Intermediate and New York, respectively;
$.0001 par value; $25,000 liquidation value per share (Note A)	59,000	179,400	48,250

Net Assets applicable to Common Shareholders at value	$83,127	$277,516	$73,131

Net Assets applicable to Common Shareholders consist of:
Paid-in capital—common shares	$78,666	$266,608	$71,830
Undistributed net investment income (loss)	2,184	7,935	1,545
Accumulated net realized gains (losses) on investments	(784)	(10,419)	(1,510)
Net unrealized appreciation (depreciation) in value of investments	3,061	13,392	1,266

Net Assets applicable to Common Shareholders at value	$83,127	$277,516	$73,131

Common Shares Outstanding ($.0001 par value; 999,997,000, 999,992,000 and 999,997,000 shares authorized for California, Intermediate and New York, respectively)	5,509	18,676	5,047

Net Asset Value Per Common Share Outstanding	$15.09	$14.86	$14.49

*Cost of Investments:	$134,921	$436,865	$117,954

See Notes to Financial Statements

Statements of Operations

Neuberger Berman
(000's omitted)
	CALIFORNIA INTERMEDIATE MUNICIPAL FUND	INTERMEDIATE MUNICIPAL FUND	NEW YORK INTERMEDIATE MUNICIPAL FUND
	For the Year Ended October 31, 2011	For the Year Ended October 31, 2011	For the Year Ended October 31, 2011
Investment Income:
Income (Note A):
Interest income	$6,489	$21,511	$5,409
Expenses:
Investment management fees (Note B)	351	1,123	301
Administration fees (Note B)	421	1,348	361
Auction agent fees (Note A)	87	271	70
Audit fees	63	63	63
Basic maintenance expense (Note A)	25	25	25
Custodian fees (Note A)	73	155	64
Insurance expense	9	28	8
Legal fees	30	111	33
Shareholder reports	26	50	27
Stock exchange listing fees	3	12	3
Stock transfer agent fees	19	19	18
Directors' fees and expenses	56	56	56
Miscellaneous	26	31	25

Total expenses	1,189	3,292	1,054

Investment management fees waived (Note B)	(140)	(449)	(120)
Expenses reduced by custodian fee expense offset arrangement (Note A)	(1)	(1)	(1)

Total net expenses	1,048	2,842	933

Net investment income (loss)	$5,441	$18,669	$4,476
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	240	698	(7)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(1,889)	(4,684)	(2,182)

Net gain (loss) on investments	(1,649)	(3,986)	(2,189)

Distributions to Preferred Shareholders	(197)	(598)	(161)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	$3,595	$14,085	$2,126

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman
(000's omitted)

	CALIFORNIA INTERMEDIATE MUNICIPAL FUND		INTERMEDIATE MUNICIPAL FUND
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
Increase (Decrease) in Net Assets Applicable to Common Shareholders:
From Operations (Note A):
Net investment income (loss)	$5,441	$5,407	$18,669	$18,383
Net realized gain (loss) on investments	240	502	698	(302)
Change in net unrealized appreciation (depreciation) of investments	(1,889)	3,442	(4,684)	12,974
Distributions to Preferred Shareholders From (Note A):
Net investment income	(197)	(241)	(598)	(727)

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	3,595	9,110	14,085	30,328
Distributions to Common Shareholders From (Note A):
Net investment income	(4,496)	(4,445)	(15,682)	(15,474)
From Capital Share Transactions (Note D):
Proceeds from reinvestment of dividends and distributions	22	—	212	412
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	(879)	4,665	(1,385)	15,266
Net Assets Applicable to Common Shareholders:
Beginning of year	84,006	79,341	278,901	263,635
End of year	$83,127	$84,006	$277,516	$278,901
Undistributed net investment income (loss) at end of year	$2,184	$1,436	$7,935	$5,546

See Notes to Financial Statements

NEW YORK INTERMEDIATE MUNICIPAL FUND
Year Ended October 31, 2011	Year Ended October 31, 2011

$4,476	$4,651
(7)	124

(2,182)	3,246

(161)	(197)

2,126	7,824

(3,937)	(3,895)

—	333

(1,811)	4,262

74,942	70,680
$73,131	$74,942

$1,545	$1,167

Notes to Financial Statements Intermediate Municipal Closed-End Funds

Note A—Summary of Significant Accounting Policies:

1
General: The Funds were organized as Maryland corporations on July 29, 2002. California and New York are registered as non-diversified, closed-end management investment companies and Intermediate is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund's Board may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.
3
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Statements of Operations.

4
Income tax information: It is the policy of each Fund to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. To the extent a Fund distributes substantially all of its earnings to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2008 - 2010. As of October 31, 2011, the Funds did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences, if any, are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences, capital loss carryforwards expiring and differing characterization of distributions made by each Fund as a whole.

As determined on October 31, 2011, permanent differences resulting primarily from different book and tax accounting for expiration of capital loss carryforwards were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of each Fund.

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 were as follows:

	Distributions Paid From:
	Tax-Exempt Income		Ordinary Income		Total
	2011	2010	2011	2010	2011	2010
California	$4,620,617	$4,663,999	$72,367	$22,209	$4,692,984	$4,686,208
Intermediate	15,974,776	15,934,271	305,243	266,542	16,280,019	16,200,813
New York	4,084,675	4,083,442	13,214	8,576	4,097,889	4,092,018

As of October 31, 2011, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
California	$2,560,723	$—	$—	$3,060,585	$(783,685)	$4,837,623
Intermediate	9,245,003	—	—	13,386,051	(10,412,873)	12,218,181
New York	1,879,028	—	—	1,262,406	(1,506,210)	1,635,224

The differences between book basis and tax basis distributable earnings is attributable primarily to timing differences of distribution payments, capital loss carryforwards and for Intermediate and New York, defaulted bond income adjustments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Under current tax law, the use of a fund's capital loss carryforwards to offset future gains may be limited. As determined at October 31, 2011 each Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Expiring in:
	2012	2013	2014	2015	2016	2017	2018
California	$—	$—	$—	$—	$—	$783,685	$—
Intermediate	139,567	58,816	—	126,780	232,566	9,552,881	302,263
New York	156,636	18,838	—	—	269,555	1,053,807	7,374

During the year ended October 31, 2011, California and Intermediate utilized capital loss carryforwards of $240,263 and $698,764, respectively. During the year ended October 31, 2011, New York had capital loss carryforwards expire of $237,642.

On December 22, 2010, the Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

5
Distributions to common shareholders: Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund to declare and pay monthly distributions to common shareholders. Distributions from net realized capital gains, if any, are normally distributed in December. Distributions to common shareholders are recorded on the ex-date. Distributions to preferred shareholders are accrued and determined as described in Note A-7.

On November 15, 2011, each Fund declared a monthly distribution to common shareholders payable December 15, 2011, to shareholders of record on November 30, 2011, with an ex-date of November 28, 2011 as follows:

Distribution per share
California	$0.068
Intermediate	0.070
New York	0.065

On December 15, 2011, each Fund declared a monthly distribution to common shareholders payable January 17, 2012, to shareholders of record on December 30, 2011, with an ex-date of December 28, 2011 as follows:

Distribution per share
California	$0.068
Intermediate	0.070
New York	0.065

6
Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company (e.g., a Fund) are allocated among the Funds and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

7	Financial leverage: On October 21, 2002, the Funds re-classified unissued shares of capital stock into several series of Auction Market Preferred Shares ("AMPS"), as follows:

	Series A Shares	Series B Shares
California	1,500	1,500
Intermediate	4,000	4,000
New York	1,500	1,500

On December 13, 2002, the Funds issued several series of AMPS, as follows:

	Series A Shares	Series B Shares
California	1,180	1,180
Intermediate	3,588	3,588
New York	965	965

All shares of each series of AMPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by a Fund, but excluding interest thereon ("Liquidation Value"). Distributions to AMPS shareholders, which are cumulative, are accrued daily. It is the policy of each Fund to pay distributions every 7 days for each Fund's AMPS Series A and every 28 days for each Fund's AMPS Series B, unless in a special rate period.

In the absence of a special rate period, distribution rates are reset every 7 days for each Fund's AMPS Series A, based on the results of an auction. For the year ended October 31, 2011, distribution rates ranged from:

Distribution Rate
California	0.11% – 0.50%
Intermediate	0.11% – 0.50%
New York	0.11% – 0.50%

In the absence of a special rate period, distribution rates are reset every 28 days for each Fund's AMPS Series B, based on the results of an auction. For the year ended October 31, 2011, distribution rates ranged from:

Distribution Rate
California	0.14% – 0.50%
Intermediate	0.13% – 0.50%
New York	0.12% – 0.50%

The Funds declared distributions to AMPS shareholders for the period November 1, 2011 to November 30, 2011 for each series of the AMPS as follows:

	Series A Shares	Series B Shares
California	$5,182	$5,530
Intermediate	15,649	16,801
New York	4,161	4,518

Since February 2008, the market for auction rate preferred securities has experienced an unprecedented number of failed auctions. In the Funds' regularly scheduled auctions, more AMPS were submitted for sale than there were offers to buy. This meant that these auctions "failed to clear," and that preferred shareholders who wanted to sell their AMPS in these auctions were unable to do so. When a failed auction of AMPS occurs, the distribution rate for AMPS resets to a maximum rate, which is 110% of the base rate (the base rate is the greater of an "AA" rated composite commercial paper rate or the taxable equivalent of a short-term municipal bond rate) as a result of the failed auctions. Although the failed auctions have resulted in a current lack of liquidity for preferred shareholders, they are not an event of default for the Funds nor have they affected the credit quality of the AMPS. The Funds have paid, and continue to pay, distributions on their AMPS that are set at the maximum rate as a result of the failed auctions. If auctions continue to fail and the maximum rate increases due to changes in short term interest rates, the Funds' returns for common shareholders could be adversely affected. The Funds continue to monitor the developments in the AMPS market.

The Funds may redeem shares of each series of AMPS, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value.

The Funds are also subject to certain restrictions relating to the AMPS. Failure to comply with these restrictions could preclude the Funds from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at Liquidation Value.

The holders of AMPS are entitled to one vote per share and will vote with holders of common shares as a single class, except that the AMPS will vote separately as a class on certain matters, as required by law or a Fund's charter. The holders of a Fund's AMPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on AMPS for two consecutive years.

8
Concentration of risk: The ability of the issuers of the debt securities held by the Funds to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. California and New York normally invest substantially all of their assets in municipal bonds of issuers located in the state of California and the state of New York, respectively. The value of each of these Funds' securities are more susceptible to adverse economic, political, regulatory or other factors affecting the issuers of such municipal bonds than a fund that does not limit its investments to such issuers.

9
Indemnifications: Like many other companies, the Funds' organizational documents provide that their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, both in some of their principal service contracts and in the normal course of their business, the Funds enter into contracts that provide indemnifications to other parties for certain types of losses or liabilities. Each Fund's maximum exposure under these arrangements is unknown as this could involve future claims against each Fund.

10
Arrangements with certain non-affiliated service providers: Each Fund has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2011, the impact of this arrangement was a reduction of expenses of $786, $544, and $608 for California, Intermediate, and New York, respectively.

In connection with the settlement of each AMPS auction, each Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1% for each successful auction, and up to 3/20 of 1% if the auction fails; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by each Fund and the broker-dealer.

In order to satisfy rating agency requirements, each Fund is required to provide the rating agency that rates its AMPS a report on a monthly basis verifying that each Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by the rating agency as one of the conditions to maintain its rating on the AMPS. "Discounted value" refers to the fact that the rating agency requires each Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. Each Fund pays a fee to State Street Bank and Trust Company ("State Street") for the preparation of this report which is reflected in the Statements of Operations under the caption "Basic maintenance expense."

Note B—Management Fees, Administration Fees, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee at the annual rate of 0.25% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any AMPS outstanding is not considered a liability.

Management has contractually agreed to waive a portion of the management fees it is entitled to receive from each Fund at the following annual rates:

Year Ended October 31,	% of Average Daily Managed Assets
2011	0.05

Management has not contractually agreed to waive any portion of its fees beyond October 31, 2011.

In connection with the tender offer program, more fully described in Note E, Management has agreed to voluntarily extend for one year the contractual fee waivers currently in place, so that the total effective fee waiver as a percentage of average daily Managed Assets for each Fund would be:

Year Ended October 31,	% of Average Daily Managed Assets
2011	0.10
2012	0.05

For the year ended October 31, 2011, such waived fees amounted to $140,442, $449,281, and $120,378 for California, Intermediate, and New York, respectively.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.30% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Funds. Several individuals who are officers and/or Directors of each Fund are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC ("NBG," and together with its consolidated subsidiaries "NB Group"). The voting equity of NBG is owned by NBSH Acquisition, LLC ("NBSH"), which was formed to facilitate the May 4, 2009 management buyout of the businesses conducted by NB Group, and Lehman Brothers Holdings Inc. ("LBHI"). NBSH, which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns approximately 52% of the voting equity of NBG, and LBHI and certain of its subsidiaries own the remaining 48% of the voting equity of NBG.

Note C—Securities Transactions:

During the year ended October 31, 2011, there were purchase and sale transactions of long-term securities as follows:

(000's omitted)	Purchases	Sales
California	$22,384	$23,483
Intermediate	101,552	100,780
New York	18,664	18,740

Note D—Capital:

At October 31, 2011, the common shares outstanding and the common shares of each Fund owned by Neuberger were as follows:

	Common Shares Outstanding	Common Shares Owned by Neuberger
California	5,508,997	7,820
Intermediate	18,676,393	7,862
New York	5,046,649	7,851

Transactions in common shares for years ended October 31, 2011 and October 31, 2010, were as follows:

	Shares Issued on Reinvestment of Dividends and Distributions		Net Increase/(Decrease) in Common Shares Outstanding
	2011	2010	2011	2010
California	1,520	—	1,520	—
Intermediate	14,410	27,371	14,410	27,371
New York	—	22,652	—	22,652

Note E—Tender Offer Program:

In 2009, each Fund's Board authorized a semi-annual tender offer program consisting of up to four tender offers over a two-year period (each, a "Tender Offer Program"). Under each Tender Offer Program, if a Fund's common shares trade at an average daily discount to NAV per share of greater than 10% during a 12-week measurement period, the Fund would conduct a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expires.

During the initial measurement period under the Tender Offer Program, each of Intermediate and New York traded at an average daily discount to NAV of less than 10% and, therefore, in accordance with its Tender Offer Program, did not conduct a tender offer. During the initial measurement period under the Tender Offer Program, California, however, traded at an average daily discount to NAV of greater than 10%. As a result, California conducted a tender offer for up to 10% of its outstanding common shares that commenced September 18, 2009 and ended October 16, 2009. Under the terms of the tender offer, on October 23, 2009, California accepted 611,942 common shares, representing approximately 10% of its then-outstanding common shares. Final payment was made at $14.15 per share, representing 98% of the NAV per share on October 16, 2009.

During each Fund's second measurement period under the Tender Offer Program, February 19, 2010 to May 14, 2010, each of California, Intermediate and New York traded at an average daily discount to NAV of less than 10% and, therefore, in accordance with its Tender Offer Program, did not conduct a tender offer.

During each Fund's third measurement period under the Tender Offer Program, August 18, 2010 to November 10, 2010, each of California, Intermediate and New York traded at an average daily discount to NAV of less than 10% and, therefore, in accordance with its Tender Offer Program, did not conduct a tender offer.

During each Fund's fourth and final measurement period under the Tender Offer Program, July 11, 2011 to October 4, 2011, each of California, Intermediate and New York traded at an average daily discount to NAV of less than 10% and, therefore, in accordance with its Tender Offer Program, did not conduct a tender offer.

In connection with the adoption of the Tender Offer Program by each Fund, Management agreed to voluntarily extend for one year the contractual fee waivers then in place for each Fund to offset some of the expenses associated with, or possible increases in each Fund's expense ratio resulting from, the tender offers (see Note B for additional disclosure). Each Board retained the ability, consistent with its fiduciary duty, to opt out of its Tender Offer Program should circumstances arise that the Board believes could cause a material negative effect on its Fund or its Fund's shareholders.

Note F—Recent Accounting Pronouncement:

In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standard Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards ("IFRS")." ASU No. 2011-04 amends ASC 820 to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. It will not affect the fair valuation of the Funds' investments, but rather the quantitative and qualitative disclosures in the financial statements. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact of the adoption of ASU No. 2011-04 on the Funds' financial statement disclosures.

Financial Highlights

California Intermediate Municipal Fund

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively.

	Year Ended October 31,
	2011	2010	2009	2008	2007
Common Share Net Asset Value, Beginning of Year	$15.25	$14.41	$12.99	$14.60	$15.00

Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	.99	.98	.88	.92	.94
Net Gains or Losses on Securities (both realized and unrealized)	(.29)	.71	1.22	(1.58)	(.35)
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(.04)	(.04)	(.08)	(.31)	(.30)
Total From Investment Operations Applicable to Common Shareholders	.66	1.65	2.02	(.97)	.29
Less Distributions to Common Shareholders From:
Net Investment Income	(.82)	(.81)	(.66)	(.64)	(.69)
Accretive Effect of Tender Offer	—	—	.06	—	—
Common Share Net Asset Value, End of Year	$15.09	$15.25	$14.41	$12.99	$14.60
Common Share Market Value, End of Year	$14.68	$14.56	$13.14	$10.73	$13.08
Total Return, Common Share Net Asset Value†	4.77%	12.07%	17.12%	(6.39)%	2.16%
Total Return, Common Share Market Value†	6.75%	17.34%	29.29%	(13.69)%	(6.29)%
Supplemental Data/Ratios††
Net Assets Applicable to Common Shareholders, End of Year (in millions)	$83.1	$84.0	$79.3	$88.3	$99.3
Preferred Shares Outstanding, End of Year (in millions)	$59.0	$59.0	$59.0	$59.0	$59.0
Preferred Shares Liquidation Value Per Share	$25,000	$25,000	$25,000	$25,000	$25,000
Ratios are Calculated Using Average Net Assets Applicable to Common Shareholders
Ratio of Gross Expenses#	1.29%	1.34%	1.34%	1.03%	.94%
Ratio of Net Expenses‡	1.29%	1.33%	1.34%	1.02%	.94%
Ratio of Net Investment Income (Loss) Excluding Preferred Share DistributionsØØ	6.68%	6.60%	6.51%	6.45%	6.36%
Portfolio Turnover Rate	16%	23%	27%	14%	3%
Asset Coverage Per Preferred Share, End of Year@	$60,224	$60,597	$58,620	$62,432	$67,108

See Notes to Financial Highlights

Financial Highlights

Intermediate Municipal Fund

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively.

	Year Ended October 31,
	2011	2010	2009	2008	2007
Common Share Net Asset Value, Beginning of Year	$14.94	$14.15	$13.01	$14.55	$14.91

Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	1.00	.99	.95	.97	.98
Net Gains or Losses on Securities
(both realized and unrealized)	(.21)	.67	.91	(1.53)	(.35)
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(.03)	(.04)	(.08)	(.33)	(.32)
Total From Investment Operations Applicable to Common Shareholders	.76	1.62	1.78	(.89)	.31
Less Distributions to Common Shareholders From:
Net Investment Income	(.84)	(.83)	(.67)	(.65)	(.67)
Accretive Effect of Tender Offer	—	—	.03	—	—
Common Share Net Asset Value, End of Year	$14.86	$14.94	$14.15	$13.01	$14.55
Common Share Market Value, End of Year	$14.75	$14.80	$13.01	$11.00	$12.86
Total Return, Common Share Net Asset Value†	5.51%	11.89%	14.73%	(5.87)%	2.48%
Total Return, Common Share Market Value†	5.71%	20.56%	24.76%	(9.95)%	(5.03)%
Supplemental Data/Ratios††
Net Assets Applicable to Common Shareholders, End of Year (in millions)	$277.5	$278.9	$263.6	$269.3	$301.3
Preferred Shares Outstanding, End of Year (in millions)	$179.4	$179.4	$179.4	$179.4	$179.4
Preferred Shares Liquidation Value Per Share	$25,000	$25,000	$25,000	$25,000	$25,000
Ratios are Calculated Using Average Net Assets Applicable to Common Shareholders
Ratio of Gross Expenses#	1.05%	1.05%	1.09%	.87%	.79%
Ratio of Net Expenses‡	1.05%	1.05%	1.08%	.86%	.78%
Ratio of Net Investment Income (Loss) Excluding Preferred Share DistributionsØØ	6.92%	6.75%	6.98%	6.80%	6.65%
Portfolio Turnover Rate	23%	26%	40%	8%	4%
Asset Coverage Per Preferred Share, End of Year@	$63,673	$63,870	$61,743	$62,606	$67,027

See Notes to Financial Highlights

Financial Highlights

New York Intermediate Municipal Fund

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively.

	Year Ended October 31,
	2011	2010	2009	2008	2007
Common Share Net Asset Value, Beginning of Year	$14.85	$14.07	$12.73	$14.34	$14.69

Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	.89	.92	.89	.94	.95
Net Gains or Losses on Securities (both realized and unrealized)	(.44)	.67	1.16	(1.60)	(.33)
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(.03)	(.04)	(.08)	(.31)	(.30)
Total From Investment Operations Applicable to Common Shareholders	.42	1.55	1.97	(.97)	.32
Less Distributions to Common Shareholders From:
Net Investment Income	(.78)	(.77)	(.66)	(.64)	(.67)
Accretive Effect of Tender Offer	—	—	.03	—	—
Common Share Net Asset Value, End of Year	$14.49	$14.85	$14.07	$12.73	$14.34
Common Share Market Value, End of Year	$13.76	$14.95	$12.88	$10.57	$12.99
Total Return, Common Share Net Asset Value†	3.25%	11.43%	16.74%	(6.50)%	2.50%
Total Return, Common Share Market Value†	(2.61)%	22.54%	28.71%	(14.30)%	(6.58)%
Supplemental Data/Ratios††
Net Assets Applicable to Common Shareholders, End of Year (in millions)	$73.1	$74.9	$70.7	$71.1	$80.0
Preferred Shares Outstanding, End of Year (in millions)	$48.3	$48.3	$48.3	$48.3	$48.3
Preferred Shares Liquidation Value Per Share	$25,000	$25,000	$25,000	$25,000	$25,000
Ratios are Calculated Using Average Net Assets Applicable to Common Shareholders
Ratio of Gross Expenses#	1.29%	1.30%	1.37%	1.09%	1.00%
Ratio of Net Expenses‡	1.29%	1.30%	1.37%	1.09%	1.00%
Ratio of Net Investment Income (Loss) Excluding Preferred Share DistributionsØØ	6.21%	6.37%	6.70%	6.64%	6.56%
Portfolio Turnover Rate	16%	29%	33%	10%	1%
Asset Coverage Per Preferred Share, End of Year@	$62,895	$63,835	$61,627	$61,892	$66,496

See Notes to Financial Highlights

Notes to Financial Highlights Intermediate Municipal Closed-End Funds

†
Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under each Fund's distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not waived a portion of the investment management fee.

#	The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
‡
After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:

Year Ended October 31,
	2011	2010	2009	2008	2007
California	1.46%	1.59%	1.59%	1.34%	1.34%
Intermediate	1.22%	1.30%	1.33%	1.19%	1.18%
New York	1.46%	1.55%	1.62%	1.41%	1.40%

@	Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on AMPS) from the Fund's total assets and dividing by the number of AMPS outstanding.
††	Expense ratios do not include the effect of distributions to holders of AMPS. Income ratios include income earned on assets attributable to AMPS outstanding.
¢	Calculated based on the average number of shares outstanding during each fiscal period.
ØØ	The annualized ratios of preferred share distributions to average net assets applicable to common shareholders were:

Year Ended October 31,
	2011	2010	2009	2008	2007
California	.24%	.29%	.58%	2.17%	2.02%
Intermediate	.22%	.27%	.57%	2.27%	2.20%
New York	.22%	.27%	.59%	2.19%	2.07%

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Neuberger Berman California Intermediate Municipal Fund Inc.
Neuberger Berman Intermediate Municipal Fund Inc.
Neuberger Berman New York Intermediate Municipal Fund Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., and Neuberger Berman New York Intermediate Municipal Fund Inc. (the "Funds") as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., and Neuberger Berman New York Intermediate Municipal Fund Inc. at October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 16, 2011

Distribution Reinvestment Plan

The Bank of New York Mellon ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions are governed by the laws of the State of Maryland.

Directory

Investment Manager and Administrator Neuberger Berman Management LLC 605 Third Avenue, 2nd Floor New York, NY 10158-0180 877.461.1899 or 212.476.8800	Stock Transfer Agent The Bank of New York Mellon 480 Washington Boulevard Jersey City, NJ 07317
Sub-Adviser Neuberger Berman LLC 605 Third Avenue New York, NY 10158-3698	Legal Counsel K&L Gates LLP 1601 K Street, NW Washington, DC 20006
Custodian State Street Bank and Trust Company 2 Avenue de Lafayette Boston, MA 02111	Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Directors and Officers

The following tables set forth information concerning the directors ("Directors") and officers ("Officers") of each of the Funds. All persons named as Directors and Officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. Each Fund's Statement of Additional Information includes additional information about Directors as of the time of each Fund's most recent public offering and is available upon request, without charge, by calling (877) 461-1899.

Information about the Board of Directors

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Director	Other Directorships Held Outside Fund Complex by Fund Director(3)
CLASS I

Independent Directors

Faith Colish (1935)	Director since 2002	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	45	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006; ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Michael M. Knetter (1960)	Director since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	45
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Director	Other Directorships Held Outside Fund Complex by Fund Director(3)
Cornelius T. Ryan (1931)	Director since 2002	General Partner and Adviser, TD2, TD3, and TOF1 Healthcare Venture Capital Partnerships; formerly, Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, 1981 to 2010.	45
Trustee, Norwalk Hospital Foundation, since 2000; Director, Supply Pro (privately held company), since 2008; formerly, Trustee, Norwalk Hospital, 1995 to 2004; formerly, President and Director, Randolph Computer Corp., 1966 to 1984; formerly, Director of numerous privately held portfolio companies of Oxford Partners and Oxford Bioscience Partners, 1981 to 2005.

Peter P. Trapp (1944)	Director since 2002	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	45	None.

Director who is an "Interested Person"

Robert Conti* (1956)	Chief Executive Officer, President and Director since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2006 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	45	Chairman of the Board, Staten Island Mental Health Society since 2008.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Director	Other Directorships Held Outside Fund Complex by Fund Director(3)
CLASS II

Independent Directors

John Cannon (1930)	Director since 2002	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	45
Formerly, Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund, 1992 to 2009.

C. Anne Harvey (1937)	Director since 2002	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	45
Formerly, President, Board of Associates to The National Rehabilitation Hospital's Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to 2002.

George W. Morriss (1947)	Director since 2007	Retired; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	45	Manager, Larch Lane Multi-Strategy Fund complex (which currently consists of three funds), since 2006; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Director	Other Directorships Held Outside Fund Complex by Fund Director(3)
Tom D. Seip (1950)	Director since 2002; Chairman of the Board since 2008; Lead Independent Director from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	45
Director, H&R Block, Inc. (financial services company), since May 2001; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Director who is an "Interested Person"

Jack L. Rivkin* (1940)	Director since 2002; President, 2002 to 2008
Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.
			45
Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1999; Director, Solbright, Inc. (private company), since 1998; Director, SA Agricultural Fund, since 2009; Chairman and Director, Essential Brands (consumer products) since 2008; formerly, Director, New York Society of Security Analysts, 2006 to 2008.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Director	Other Directorships Held Outside Fund Complex by Fund Director(3)
CLASS III

Independent Directors

Martha C. Goss (1949)	Director since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	45
Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007.

Robert A. Kavesh (1927)	Director since 2002	Retired, since 2002; Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	45
Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., (public company), 1972 to 1986.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Director	Other Directorships Held Outside Fund Complex by Fund Director(3)
Howard A. Mileaf (1937)	Director since 2002	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	45
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

Edward I. O'Brien (1928)	Director since 2002	Private Investor; formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	45	Formerly, Director, Legg Mason, Inc. (financial services holding company), 1993 to July 2008; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

Candace L. Straight (1947)	Director since 2002	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	45
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Director	Other Directorships Held Outside Fund Complex by Fund Director(3)
Director who is an "Interested Person"

Joseph V. Amato* (1962)	Director since 2008
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger, since 2009; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, Neuberger Berman Fixed Income LLC ("NBFI") since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of LBHI Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
45
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

Footnotes for closed end funds

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.
(2)
The Board of Directors shall at times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class III. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meeting of shareholders held in 2012, 2013, and 2014, respectively, and at each third annual meeting of shareholders thereafter.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*
Indicates a Fund Director who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Fund by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates. Mr. Rivkin may be deemed an interested person of the Fund by virtue of the fact that, until August 2008, he was a director of Management and an officer of Neuberger.

Information about the Officers of the Fund

Name, (Year of Birth), and Address(1)	Position and Length of Time Served	Principal Occupation(s)(2)
Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2002
Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Anti-Money Laundering Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 2002
Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Secretary, nine registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005 and one since 2006).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011	Vice President, Neuberger, since 2009; Employee, Management, since 2003; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator.

Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
Managing Director, Neuberger, since 2009, and Deputy General Counsel and Assistant Secretary, Neuberger, since 2001; Managing Director, Management, since 2009, and Secretary and General Counsel, Management, since 2004; formerly, Senior Vice President, Neuberger, 2002 to 2009; formerly, Senior Vice President, Management, 2006 to 2009; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Sheila R. James (1965)	Assistant Secretary since 2002
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Name, (Year of Birth), and Address(1)	Position and Length of Time Served	Principal Occupation(s)(2)
Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Notice to Shareholders

In early 2012 you will receive information to be used in filing your 2011 tax returns, which will include a notice of the exact tax status of all distributions paid to you by each Fund during calendar year 2011. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

For the fiscal year ended October 31, 2011, the percentages representing the portion of distributions from net investment income, which are exempt from federal income tax, other than alternative minimum tax are as follows:

Neuberger Berman

California Intermediate Municipal Fund Inc.	98.46%
Intermediate Municipal Fund Inc.	98.13%
New York Intermediate Municipal Fund Inc.	99.68%

Market Conditions:

The financial crises in the U.S. and global economies over the past several years, including the European sovereign debt crisis, have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain how long these conditions will continue.

In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing and ultimately a decline in their stock prices. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. These events and the potential for continuing market turbulence may have an adverse effect on each Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. The ultimate effect of these efforts is, of course, not yet known. Changes in government policies may exacerbate the market's difficulties and withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.

The situation in the financial markets has resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") has initiated a dramatic revision of the U.S. financial regulatory framework that is now expected to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Funds may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. Most of the implementing regulations have not yet been finalized. Accordingly, the ultimate impact of the Dodd-Frank Act is not yet certain.

Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

Report of Votes of Shareholders

Annual meetings of shareholders of California, Intermediate and New York were held on June 29, 2011. Shareholders voted to elect seven Directors as follows: six Class III Directors (one of which is to be elected only by holders of the Fund's preferred shares) to serve until the annual meeting of shareholders in 2014, or until their successors are elected and qualified; and one Class II Director (to be elected only by holders of the Fund's preferred shares) to serve until the annual meeting of stockholders in 2013, or until his successor is elected and qualified. Class I Directors (which include Faith Colish, Michael M. Knetter, Cornelius T. Ryan, Peter P. Trapp and Robert Conti) and certain Class II Directors (which include C. Anne Harvey, George W. Morriss, Tom D. Seip and Jack L. Rivkin) continue to hold office until the annual meeting in 2012 and 2013, respectively.

To elect six Class III Directors (one of which is to be elected only by holders of the Fund's preferred shares) to serve until the annual meeting of shareholders in 2014 and one Class II Director (to be elected only by holders of the Fund's preferred shares) to serve until the annual meeting of shareholders in 2013.

CALIFORNIA
Common and Preferred Shares	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Martha C. Goss	4,997,811	213,699	—	—
Robert A. Kavesh	5,000,366	211,143	—	—
Edward I. O'Brien	5,000,366	211,143	—	—
Candace L. Straight	4,998,627	212,883	—	—
Joseph V. Amato	5,006,626	204,884	—	—

Preferred Shares	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
John Cannon	1,603	7	—	—
Howard A. Mileaf	1,603	7	—	—

INTERMEDIATE

Common and Preferred Shares	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Martha C. Goss	17,765,572	330,940	—	—
Robert A. Kavesh	17,717,697	378,815	—	—
Edward I. O'Brien	17,727,116	369,396	—	—
Candace L. Straight	17,765,948	330,565	—	—
Joseph V. Amato	17,752,590	343,922	—	—

Preferred Shares	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
John Cannon	5,945	13	—	—
Howard A. Mileaf	5,945	13	—	—

NEW YORK

Common and Preferred Shares	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Martha C. Goss	4,603,657	338,771	—	—
Robert A. Kavesh	4,556,924	385,504	—	—
Edward I. O'Brien	4,523,941	418,486	—	—
Candace L. Straight	4,549,104	393,324	—	—
Joseph V. Amato	4,670,878	271,550	—	—

Preferred Shares	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
John Cannon	1,858	—	—	—
Howard A. Mileaf	1,858	—	—	—

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on October 13, 2011, the Boards of the Funds, including the Directors who are not "interested persons" of Management (including its affiliates) or each Fund ("Independent Fund Directors"), approved the continuance of the Funds' Management and Sub-Advisory Agreements ("Agreements").

In evaluating the Agreements, the Boards, including the Independent Fund Directors, reviewed materials furnished by Management and Neuberger Berman LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Directors, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Directors were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Directors received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Boards to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Directors may have on their initial review of the report and that the Independent Fund Directors have time to consider those responses. In addition, during this process, the Boards held a separate meeting devoted primarily to reviewing and discussing Fund performance.

Each Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of each Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by Management and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale might be realized as each Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in each Fund. In their deliberations, the members of each Board did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors.

Each Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund and whether the Agreements were in the best interests of each Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of each Fund and the experience and staffing of the portfolio management and investment research personnel of Management and Neuberger who perform services for the Funds. The Boards noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Boards also considered Management's and Neuberger's policies and practices regarding allocation of portfolio transactions by Management. The Boards also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived from such services by Management, Neuberger, the Funds and other clients of Management and Neuberger. In addition, the Boards noted the positive compliance history of Management and Neuberger, as each firm has been free of significant reported compliance problems.

Each Board considered the performance of its Fund on both a market return and net asset value basis relative to the Fund's benchmark and the average performance of composite peer groups of investment companies pursuing broadly similar strategies. Each Board also reviewed during the period performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers. Each Board discussed with Management the Fund's performance and the steps that Management had taken, or intended to take, to improve the Fund's performance. Each Board also considered Management's resources and responsiveness with respect to the applicable Fund.

With respect to the overall fairness of the Agreements, each Board considered the fee structure under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the applicable Fund. The Boards also considered the profitability of Management and its affiliates from their association with the Funds.

Each Board reviewed a comparison of its Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. With regard to the sub-advisory fee paid to Neuberger, the Boards noted that this fee is "at cost." In addition, each Board considered the mean and median of the management fees and expense ratios of its Fund's peer group. Where a Fund's management fee was higher than the peer group mean and/or median, the Board considered whether specific portfolio management or administration needs contributed to the management fee. The Board of Neuberger Berman New York Intermediate Municipal Fund Inc. noted that, based on the cost allocation method used by Management, Management incurred a loss on its Fund. In addition, each Board considered the contractual and voluntary waiver of a portion of the management fee undertaken by Management for its respective Fund.

The Boards considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with similar investment objectives, policies and strategies as the Funds. The Boards noted that there were no such comparable funds and/or separate accounts.

Each Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to its Fund. The Boards considered that the Funds are closed-end funds that are not continuously offering shares and that, without daily inflows and outflows of capital, there are limited opportunities for significant economies of scale to be realized by Management in managing the Funds' assets.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to each Fund, each Board reviewed specific data as to Management's profit or loss on each Fund for a recent period and the trend in profit or loss over recent years. The Boards also carefully examined Management's cost allocation methodology. The Boards recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Funds and, based on their review, concluded that Management's level of profitability was not excessive.

Conclusions

In approving the Agreements, each Board concluded that the terms of each respective Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the respective Fund and its shareholders. In reaching this determination, with respect to each Fund, the respective Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund.

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158–0180
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds.

 H0649 12/11

Item 2. Code of Ethics.

The Board of Directors (“Board”) of Neuberger Berman California Intermediate Municipal Fund Inc. (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21167 (filed on July 10, 2006).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee.  The Registrant’s audit committee financial experts are Martha Goss, George Morriss and Candace Straight. Ms. Goss, Mr. Morriss and Ms. Straight are independent directors as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Ernst & Young LLP (“E&Y”) serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $39,250 and $40,225 for the fiscal years ended 2010 and 2011, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $6,500 and $6,650 for the fiscal years ended 2010 and 2011, respectively.  The nature of the services provided involved agreed upon procedures relating to the Preferred Shares. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2010 and 2011, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2010 and 2011, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2010 and 2011, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $10,000 and $10,250 for the fiscal years ended 2010 and 2011, respectively.  The nature of the services provided were tax compliance, tax advice, and tax planning.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2010 and 2011, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2010 and 2011, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2010 and 2011, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2010 and 2011, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2010 and 2011, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2010 and 2011, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2010 and 2011, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e) Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $16,500 and $16,900 for the fiscal years ended 2010 and 2011, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2010 and 2011, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.

Item 5. Audit Committee of Listed Registrants.

The Board has established a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act").  Its members are Martha C. Goss (Vice Chair), George W. Morriss (Chair), Edward I. O’Brien, Cornelius T. Ryan, Tom D. Seip, and Candace L. Straight.

Item 6. Schedule of Investments.

The complete schedule of investments for the Registrant is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has delegated to Neuberger Berman Management LLC (“NB Management”) the responsibility to vote proxies related to the securities held in the Registrant’s portfolio. Under this authority, NB Management is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its stockholders. The Board permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

NB Management has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Registrant. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NB Management’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NB Management’s voting guidelines.

NB Management’s guidelines adopt the voting recommendations of Glass Lewis.  NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  The following Portfolio Managers have day-to-day management responsibility of the Registrant’s portfolio as of the date of the filing of this Form N-CSR.

James L. Iselin is a Senior Vice President of NB Management and Neuberger Berman LLC. Mr. Iselin joined Neuberger Berman LLC in 2006. Previously, Mr. Iselin was a portfolio manager for another investment adviser working in the Municipal Fixed Income group since 1993.

S. Blake Miller is a Senior Vice President of Neuberger Berman Management LLC and Neuberger Berman Fixed Income LLC. Mr. Miller joined Neuberger Berman Fixed Income LLC in 2008. Prior to that time, he was the head of Municipal Fixed Income investing at another firm where he worked since 1986.

(a)(2)  The table below describes the other accounts for which the Registrant’s Portfolio Managers have day-to-day management responsibility as of October 31, 2011.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
James L. Iselin
Registered Investment Companies*	3	706	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts**	1,613	8,900	0	N/A
S. Blake Miller
Registered Investment Companies*	3	706	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts**	1,613	8,900	0	N/A

*Registered Investment Companies include: Mutual Funds.
**Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts and Managed Accounts (WRAP Accounts).

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts.  A Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Registrant, and which may include transactions that are directly contrary to the positions taken by the Registrant.  For example, a  Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Registrant also invests.  In such a case, a Portfolio Manager could be seen as harming the performance of the Registrant for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Registrant may not be able to take full advantage of that opportunity.  If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant.  Finally, a conflict of interest may arise if NB Management and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the Registrant or other accounts for which the Registrant’s Portfolio Manager is responsible.

NB Management, Neuberger Berman LLC and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

 (a)(3)  Compensation (as of October 31, 2011)

Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees.  We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance.  In particular, the bonus for a Portfolio Manager is determined by using a formula and may or may not contain a discretionary component.  If applicable, the discretionary component is determined on the basis of a variety of criteria, including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman.  In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity.  An integral part of the Acquisition (the management buyout of Neuberger Berman in 2009) was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.

The senior Portfolio Managers on the mutual fund teams are key shareholders in the equity ownership structure.  On a yearly basis over the next five years, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. A set percentage of employee equity and preferred stock is subject to vesting.

Contingent Compensation Plan. We have also established the Neuberger Berman Group Contingent Compensation Plan pursuant to which a certain percentage of a Portfolio Manager’s compensation is deemed contingent and vests over a three-year period.  Under the plan, participating Portfolio Managers and other participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team’s investment performance, as well as the performance of a portfolio of other investment funds managed by Neuberger Berman Group investment professionals.

Restrictive Covenants. Portfolio Managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions on the use of confidential information and the solicitation of Neuberger Berman employees and clients over a specified period of time if the Portfolio Manager leaves the firm.

Other Accounts. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts.  For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a “finder’s fee” or “referral fee” paid to a third party).  The percentage of revenue a Portfolio Manager receives will vary based on certain revenue thresholds.

(a)(4) Ownership of Securities

Set forth below is the dollar range of equity securities beneficially owned by the Registrant’s Portfolio Managers in the Registrant as of October 31, 2011.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Registrant
James L. Iselin	A
S. Blake Miller	A
A = None B = $1-$10,000 C = $10,001 - $50,000 D =$50,001-$100,000	E = $100,001-$500,000 F = $500,001-$1,000,000 G = Over $1,000,000

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which stockholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21167 (filed July 10, 2006).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman California Intermediate Municipal Fund Inc.

By:  /s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: December 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:  /s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: December 30, 2011

By:  /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date:  December 30, 2011